Exhibit 10.36

THIS DOCUMENT PREPARED BY AND WHEN RECORDED, PLEASE MAIL TO:

BRACEWELL & GIULIANI LLP
SOUTH TOWER, PENNZOIL PLACE
711 LOUISIANA STREET, SUITE 2300
HOUSTON, TX 77002
ATTN: BRANDIE M. MARTIN

CONVEYANCE OF OVERRIDING ROYALTY INTEREST

This Conveyance of Overriding Royalty Interest (as from time to time supplemented, amended or otherwise modified, this "Conveyance"), dated as of May 11, 2007, but effective as of October 1, 2006 at 12:00 a.m. local time at the location of the property described herein (the "Effective Date") is made by TEKOIL AND GAS GULF COAST, LLC, a Delaware limited liability company (together with its Affiliates, the "Assignor"), whose address is 25050 I-45 North, Suite 525, The Woodlands, Texas 77380 to and in favor of MTGLQ INVESTORS, L.P., a Delaware limited partnership, whose address is c/o Goldman, Sach & Co., 85 Broad Street, New York, NY 10004 ("Assignee"; Assignor and Assignee are referred to collectively herein as the "Parties" and each as a "Party").

R E C I T A L S

WHEREAS, Assignor owns certain leasehold interests in various properties more fully set forth on Exhibit A; and

WHEREAS, pursuant to that certain Credit and Guaranty Agreement by and between Assignor, Tekoil & Gas Corporation, and J. Aron & Company as Administrative Agent, dated of even date herewith (the "Credit Agreement"), Assignor has agreed to convey to Assignee an overriding royalty interest in the properties described on Exhibit A;

C O N V E Y A N C E

NOW THEREFORE, KNOW ALL MEN BY THESE PRESENTS:

ARTICLE I

Defined Terms

Section 1.1 Defined Terms. Capitalized terms used in this Conveyance but not defined shall have the meaning ascribed to such terms in the Credit Agreement. When used in this Conveyance or in any exhibit or schedule hereto (unless otherwise defined in any such exhibit or schedule), the following terms have the respective meanings assigned to them in this section or in the sections, subsections, exhibits and schedules referred to below:

"Fixed Rate" means, for any day, the rate of twelve percent (12%) per annum, based on actual days elapsed and a year of 360 days.

"ORRI" has the meaning assigned to such term in Section 2.1.

"ORRI Hydrocarbons" has the meaning assigned to such term in Section 2.1.

"Purchase and Sale Agreement" means that certain Purchase and Sale Agreement dated effective as of October 1, 2006 by and between Masters Resources, LLC, Masters Oil and Gas, LLC and Tekoil & Gas Corporation, together with all amendments, supplements, and assignments thereof.

"Reimbursable Expenses" means all costs and expenses paid or incurred by or on behalf of Assignee or its Affiliates which are related to: (a) the negotiation, acquisition, ownership, enforcement, or termination of the ORRI, this Conveyance, or any waivers or amendments hereto or thereto, or (b) any litigation, contest, release or discharge of any adverse claim or demand made or proceeding instituted by any Person affecting in any manner whatsoever the ORRI, any ORRI Hydrocarbons, this Conveyance, the enforcement or defense hereof or thereof, or the defense of Assignee's and its Affiliates' exercise of their rights hereunder or thereunder. Included among the Reimbursable Expenses are (i) all recording and filing fees, (ii) all actual and reasonable fees and expenses of counsel, engineers, accountants and other consultants, experts and advisors for Assignee and its Affiliates and mortgagees, and (iii) all amounts which Assignee is entitled to receive hereunder and all costs of Assignee in exercising any of its remedies hereunder.

"Specified Taxes" means all ad valorem or property taxes assessed against the ORRI and all severance taxes or other similar taxes assessed against or measured by production and severance of ORRI Hydrocarbons or the value thereof.

"Subject Hydrocarbons" means that portion of the Hydrocarbons in and under and that may be produced from (or, to the extent pooled or unitized, allocated to) the Subject Lands which are attributable to the Subject Interests.

"Subject Interests" means:

(a)     All of the leasehold interests and other property interests described in Exhibit A attached hereto (such interests are sometimes referred to herein as the "Leases");

(b)     Without limitation of the foregoing, all other right, title and interest (of whatever kind or character, whether legal or equitable and whether vested or contingent) of Assignor in and to the oil, gas and other minerals in and under or that may be produced from any Subject Lands (including interests in oil, gas or mineral leases to the extent the same cover such lands, overriding royalties, production payments and net profits interests in such lands or such leases, and fee mineral interests, fee royalty interests and other interests in such oil, gas and other minerals) even though Assignor's interest in such oil, gas and other minerals may be incorrectly described in, or omitted from, Exhibit A; and

(c)     All rights, titles and interests of Assignor in and to, or otherwise derived from, all presently existing and valid oil, gas or mineral unitization, pooling, or communitization agreements, declarations or orders and in and to the properties covered and the units created thereby (including all units formed under orders, rules, regulations, or other official acts of any federal, state, or other authority having jurisdiction, voluntary unitization agreements, designations or declarations, and so-called "working interest units" created under operating agreements or otherwise) relating to the properties described in subsections (a) or (b) above in this definition.

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"Subject Lands" means the lands described or referred to in Exhibit A or in the leases and other instruments described in Exhibit A.

"Subject Wells" means all wells now located on the Subject Lands (whether fully drilled and completed or not) or hereafter drilled on the Subject Lands, and any other wells now or hereafter located on lands or leases pooled, communitized or unitized with the Subject Interests.

"Working Interest" means the interest owned in oil and gas leaseholds or other oil and gas interests (including leasehold interests, operating rights interests or other cost-bearing interests, and mineral fee or ownership interests) that determines the percentage share of costs borne by the owner of such interest.

"Environmental Laws" means any and all current or future foreign or domestic, federal or state (or any subdivision of either of them), statutes, ordinances, orders, rules, regulations, judgments, Governmental Authorizations, or any other requirements of Governmental Authorities relating to (a) environmental matters, including those relating to any Hazardous Materials Activity; (b) the generation, use, storage, transportation or disposal of Hazardous Materials; or (c) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare, in any manner applicable to Company or any of its Subsidiaries or any of their respective properties.

"Hazardous Materials" means any substances regulated under any Environmental Law, whether as pollutants, contaminants, or chemicals, or as industrial, toxic or hazardous substances or wastes, or otherwise.

"Hazardous Materials Activity" means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

"Release" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Material into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material), including the movement of any Hazardous Material through the air, soil, surface water or groundwater.

Section 1.2     Rules of Construction. All references in this Conveyance to articles, sections, subsections and other subdivisions refer to corresponding articles, sections, subsections and other subdivisions of this Conveyance unless expressly provided otherwise. Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Conveyance", "this instrument", "herein", "hereof", "hereunder" and words of similar import refer to this Conveyance as a whole and not to any particular subdivision unless expressly so limited. Unless the context otherwise requires: "including" and its grammatical variations mean "including without limitation"; "or" is not exclusive; words in the singular form shall be construed to include the plural and vice versa; words in any gender include all other genders; references herein to any instrument or agreement refer to such instrument or agreement as it may be from time to time amended or supplemented; and references herein to any Person include such Person's successors and assigns. All references in this Conveyance to exhibits and schedules refer to exhibits and schedules to this Conveyance unless expressly provided otherwise, and all such exhibits and schedules are hereby incorporated herein by reference and made a part hereof for all purposes.

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ARTICLE II

Granting Provisions

Section 2.1     Granting Clause. For and in consideration of the sum of ONE HUNDRED AND NO/100 DOLLARS ($100.00) and other good and valuable consideration to Assignor in hand paid by Assignee, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby BARGAIN, TRANSFER, GRANT, ASSIGN, SELL, WARRANT, CONVEY, SET OVER and DELIVER and by these presents has hereby BARGAINED, TRANSFERRED, GRANTED, ASSIGNED, SOLD, WARRANTED, CONVEYED, SET OVER and DELIVERED unto Assignee, effective as of the Effective Date, an overriding royalty interest of 2% of 8/8ths (the "ORRI Percentage") of all of the (i) oil, (ii) gas, (iii) associated hydrocarbons, and (iv) other minerals of every type and description (collectively, the "Subject Hydrocarbons"; the portion of the Subject Hydrocarbons attributable to the ORRI are referred to herein as the "ORRI Hydrocarbons") that inure to the benefit Assignor under the Subject Interests, subject to the terms and provisions set forth herein.

TO HAVE AND TO HOLD the ORRI unto Assignee, its successors and assigns, forever, subject, however, to the following terms, provisions and conditions.

This Conveyance is made with full substitution and subrogation of Assignee in and to all covenants and warranties by others heretofore given or made. The ORRI is subject to all applicable laws, rules, regulations and orders of any applicable governmental authorities.

Section 2.2     Non-Operating, Non-Cost-Bearing Interest. Except for Specified Taxes (which are for the account of Assignee), the ORRI and the ORRI Hydrocarbons shall be free and clear of (a) all taxes of any kind, (b) all costs and expenses associated with acquiring, exploring, developing, maintaining, producing, operating, reworking, recompleting, and remediating the Subject Interests, (c) all royalties, overriding royalties, production payments, and similar charges burdening the Subject Interests, and (d) all costs for separating, gathering, compressing, treating, processing or marketing ORRI Hydrocarbons or for transporting ORRI Hydrocarbons from the wellhead to the point of sale in a condition to meet pipeline or transporter specifications and qualifications. All of the foregoing taxes (other than Specified Taxes), costs and expenses, royalties, overriding royalties, production payments, and similar charges shall be paid by Assignor promptly, on or before the dates the same become delinquent (unless being disputed in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been established). In addition, Assignor will promptly (and in any event within 30 days after receiving any notice or statement for the same) pay all Reimbursable Expenses which have been incurred and are unpaid and reimburse Assignee for any Reimbursable Expenses which have been paid by or on behalf of Assignee. Each amount which is to be paid by Assignor pursuant to this Section 2.2 which is instead paid by or on behalf of Assignee shall bear interest at the Fixed Rate on each day from and including the date of such payment until but not including the date repaid by Assignor.

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Section 2.3     Measurement of ORRI. Assignee, and its successors and assigns, shall have the right to take in kind the ORRI Hydrocarbons. In the event that Assignee does not elect to take the ORRI Hydrocarbons in kind, Assignor shall account to Assignee for the ORRI Hydrocarbons on the following basis:

(a)     On oil, condensate, and other liquid hydrocarbons recovered by conventional, field-type separation processes (collectively, the "Liquids"), produced pursuant to the Subject Interests, (i) when sold, the ORRI Percentage of the proceeds received by Assignor from such sale, or (ii) when used off the Lease premises, the ORRI Percentage of the amount so used payable in the same manner as if said Liquids have been sold under the contract then in existence between Assignor and the purchaser of Liquids from the subject Lease or Leases, or in the event there is no such contract, the Override Percentage of the market value thereof at the wellhead, in each case free of all costs and expenses of production, treating, and transportation prior to the point of delivery to the purchaser thereof or its agent; and

(b)     On gas, including casinghead gas or other gaseous substances, remaining after separation of the associated Liquids ("Gas"), produced pursuant to the Subject Interests, (i) when sold, the ORRI Percentage of the proceeds received by Assignor from such sale, or (ii) when used off the lease premises, the ORRI Percentage of the amount so used, payable in the same manner as if said Gas had been sold under the contract then in existence between Assignor and the purchaser of Gas from the subject lease or leases, or in the event there is no contract, the ORRI Percentage of the market value thereof at the wellhead, in each case free of all costs and expenses of production, treating and transportation prior to the point of delivery to the purchaser thereof or its agent; provided, however, that in the event at any time Assignor elects to process, or have processed, Gas produced from any of the Subject Interests in a gas processing plant, whether or not owned by Assignor, no ORRI will be paid on gasoline or other liquid hydrocarbons or other products manufactured or extracted from such Gas as a result of such processing, and in such event Assignor will install a meter prior to the point at which the gas enters the processing plant, and Assignee will be entitled to receive the ORRI Percentage of the proceeds which Assignor would have received under its applicable gas sales contract if such Gas had not been processed in a plant, or in the event there is no contract, the ORRI Percentage of the market value thereof at the wellhead.

Section 2.4     Measurement; Hydrocarbons Lost or Used. The ORRI shall not apply to any oil, gas or other minerals that are unavoidably lost in the production thereof or in the compression or transportation of Subject Hydrocarbons prior to the applicable point of sale or which are used by Assignor or the operator of any Subject Well for the production of Subject Hydrocarbons or for the compression or transportation thereof prior to the applicable point of sale, in each case only to the extent the same are lost or used in the course of operations which are being conducted prudently and in a good and workmanlike manner. Assignor hereby represents, warrants and covenants to Assignee that production from each Subject Well is and will continue to be measured at a point prior to any point where gas or oil from such Subject Well is commingled with gas or oil from any other well or wells that are not Subject Wells.

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Section 2.5     Proportionate Reduction. In the event that any Lease covers less than the full fee estate in the property subject to the Lease, the ORRI in such Lease conveyed to Assignee hereby shall be reduced in the proportion that the individual fee interest covered by the Lease bears to the full fee estate. In the event that Assignor's interest in any of the Leases is less than the full leasehold working interest in such Lease, the ORRI attributable to such Lease shall be reduced in the proportion that Assignor's interest in such Lease bears to the entire leasehold Working Interest. In the event of a loss or failure in title to any of Assignor's interests in any of the Leases, the ORRI attributable to any such Lease shall be reduced in the same proportion that the interest of Assignor in production from said Lease is reduced.

Section 2.6     Renewals and Extensions. This Conveyance and the ORRI shall apply to Assignor's and its Affiliates' interests in all renewals, extensions and other similar arrangements of each Lease (or other determinable interest) which is included in the Subject Interests, whether such renewals, extensions or arrangements have heretofore been obtained by Assignor or are hereafter obtained by or for Assignor or any Affiliate thereof and whether or not the same are described in Exhibit A. For the purposes of the preceding sentence, a new lease that covers the same interest (or any part thereof) covered by a prior lease, and which is acquired within one year after the expiration, termination, or release of such prior lease, shall be treated as a renewal or extension of such prior lease.

ARTICLE III

Marketing of ORRI Hydrocarbons and Distribution of Proceeds

Section 3.1     Nature of Marketing Arrangements. Subject to the right of Assignee to take the ORRI Hydrocarbons in kind described in Section 2.3 hereof, Assignor shall prudently market, or cause to be prudently marketed, the ORRI Hydrocarbons on behalf of and for the account of Assignee in arm's-length transactions with reputable purchasers, with each such marketing arrangement (including all arrangements relating to sales, treating, transportation, compression and processing) to be made upon terms and conditions that (a) are at least as favorable as Assignor or any Affiliate of Assignor obtains for Assignor's share of oil, gas or other minerals attributable to the Subject Interests or attributable to any other properties in the same field or general area, (b) are in accordance with the provisions of the Leases, (c) give due regard to the interests of Assignee, and (d) unless otherwise agreed by Assignee from time to time, provide for floating prices generally based on spot-market prices plus or minus a basis differential; provided, however, that no ORRI Hydrocarbons are or will become subject to any sales arrangement (i) whereby payment for ORRI Hydrocarbons is or can be deferred in excess of 30 days in the case of oil and in excess of 60 days in the case of gas after the month in which the ORRI Hydrocarbons are delivered; (ii) whereby payments may be made other than by checks, drafts, wire transfer or similar communications for the immediate payment of money; (iii) that is for a term in excess of 1 year or is not cancelable on less than or equal to sixty days notice. Assignor shall duly and prudently perform all obligations performable by it under any arrangements by which ORRI Hydrocarbons are sold or otherwise marketed and shall take all appropriate measures to enforce the performance under each such arrangement of the obligations of the other parties thereto. As to any third parties, all acts of Assignor in marketing the ORRI Hydrocarbons and all sales or other marketing agreements executed by Assignor in accordance herewith shall be binding on Assignee and the ORRI, it being understood and agreed hereby that the right and obligation to market the ORRI Hydrocarbons shall be at all times vested in Assignor, and Assignee shall not have any such right or obligation. Accordingly, it shall not be necessary for Assignee to join in any production sales or marketing agreements or any amendments to existing production sales or marketing agreements. Amounts received by Assignor as payments from a purchaser of Minerals pursuant to a contractual provision providing for "take-or-pay" payments (including pre-initial delivery payments but excluding penalty amounts) shall be considered amounts received from the sale of ORRI Hydrocarbons. As used in this Section 3.1, the term "penalty amounts" means amounts in excess of (i) the then current contract price multiplied by (ii) the difference between the amount of Minerals required to be taken under the contract and the amount actually taken.

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Section 3.2     Distribution of Funds. Until notified by Assignee to the contrary, Assignor shall receive all payments for (or on account of) ORRI Hydrocarbons and shall, on or before noon on the last Business Day of each calendar month (the "Monthly Record Date"), distribute any such payments received during such calendar month (a "Monthly ORRI Payment") to Assignee, net only of Specified Taxes, by wire transfer (or, if consented to by Assignee, by check) to such accounts or locations as Assignee may direct from time to time in writing. Assignee shall have the right at all times, upon written notice sent to Assignor, to immediately begin receiving payment for (or on account of) all ORRI Hydrocarbons directly from the purchasers thereof or from any other parties obligated to make payment therefor. In the event Assignee exercises its right to receive payment for (or on account of) ORRI Hydrocarbons directly, Assignor shall immediately cause to be prepared and executed such division orders, transfer orders, or instructions in lieu thereof, as Assignee (or any third party) may require from time to time to cause payments to be made directly to Assignee. In the event that, for any reason, Assignee cannot (or does not) receive such payments directly, the same shall be collected by Assignor and shall constitute trust funds in Assignor's hands, to be immediately paid over to Assignee by wire transfer or check to such account or location as Assignee may direct from time to time in writing (or by such other form of transfer reasonably specified by Assignee). If, at any time, Assignor pays the ORRI based upon Monthly ORRI Payments as to which Assignor is subsequently required to make any refund payment (including any such refund payments made pursuant to settlements entered into by Assignor as a result of an overpayment made to Assignor in connection with the sale or sales of Subject Hydrocarbons) and Assignor has remitted the Monthly ORRI Payment to which such refund payment pertains to Assignee, Assignee shall not be obligated to return any of such Monthly ORRI Payment to Assignor, but the ORRI shall not be payable to Assignee on the succeeding Monthly Record Dates following the calendar month in which Assignor is so required to make such refund payments to the extent that Assignor has not recovered the portion of such refund payments attributable to the ORRI. With respect to such refund payments, Assignor may only recover the portion thereof attributable to the ORRI from succeeding Monthly ORRI Payments received from Assignor to which such refund payment obligation relates.

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Section 3.3     Production Records, Statements and Payments. Assignor shall keep full, true, and correct records of the oil, gas, and other hydrocarbons produced from or attributable to the Leases, and the portion thereof attributable to the ORRI. Such records may be inspected by Assignee or its authorized representatives and copies made thereof at all reasonable times. On or before the Monthly Record Date for each calendar month, Assignor shall send to Assignee a statement setting forth (i) the production from the Subject Interests for the current calendar month, (ii) the portion of such production attributable to the ORRI, (iii) to the extent Assignee does not receive direct payment of proceeds from sale of ORRI Hydrocarbons pursuant to Section 3.2 above, the gross proceeds attributable to the sale of ORRI Hydrocarbons and any Specified Taxes deducted therefrom, and (iv) such other data as Assignee may reasonably request, in such form as Assignee may reasonably request.

Section 3.4     Initial Monthly ORRI Payment. On or before the Monthly Record Date for the month ending May 31, 2007, and in accordance with the terms of Section 3.2 hereof, Assignor shall pay to Assignee the Monthly ORRI Payment for the calendar months ending October 31, 2006; November 30, 2006; December 31, 2006; January 31, 2007; February 28, 2007; March 31, 2007; and April 30, 2007 (collectively, "Accrued ORRI Payment"), which Accrued ORRI Payment shall be calculated as set forth in Article II hereof based upon any and all Subject Hydrocarbons, proceeds from the sale thereof, or any other amounts to which Assignor is or becomes entitled pursuant to the Purchase and Sale Agreement for the period beginning on the Effective Date and ending on April 30, 2007. For the avoidance of doubt, the payment by Assignor of the Accrued ORRI Payment shall not modify Assignee's right to receive (and Assignee shall be entitled to receive) the Monthly ORRI Payment for the calendar month ending May 31, 2007 based upon the full calendar month of May, 2007, on the Monthly Record Date for the month of May, 2007.

ARTICLE IV

Representations, Warranties and Covenants

Assignor hereby represents, warrants and covenants for the benefit of Assignee as follows:

Section 4.1     Operations. Assignor shall develop, operate and maintain the Leases as would a prudent operator. Assignor shall make decisions with regard to the conduct of operations without considering the effect of the ORRI as a burden on the Leases. As to any portions of the Subject Leases for which Assignor is not the operator, Assignor shall take all such action and exercise all such rights and remedies as are legally available to it to cause the operator to so develop, maintain and operate such portions of the Leases as would a prudent operator.

Section 4.2     Leases, Deeds and Contracts; Performance of Obligations. The oil, gas or mineral leases, contracts, servitudes, fees, deeds, and other agreements forming a part of the Subject Interests, to the extent the same cover or otherwise relate to the Subject Interests, are in full force and effect, and Assignor agrees to so maintain them in full force and effect to the extent a prudent operator, without giving effect to the ORRI or this Conveyance, would do so.

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Section 4.3     Pooling and Unitization. Assignor, at its option, shall have the right and power (provided that such power is exercised in good faith) to pool or combine the acreage covered by any portion of the Subject Interests as to the Hydrocarbons or any part thereof, with other land or leases to the fullest extent provided in the underlying leases comprising the portion of the Subject Interests pooled, and Assignee does hereby consent to such pooling and agrees that Assignee's ORRI shall be subject to any such pooled unit, provided, however, that such consent and agreement of Assignee shall not apply to any such pooling or combination of Subject Interests with other acreage owned by Assignor or any of its Affiliates and Assignor agrees that, unless Assignee otherwise consents in writing at the time in question, Assignor will not make any such pooling or combination of Subject Interests with any other acreage owned by Assignor or any of its Affiliates.

Section 4.4     Gas Balancing.

(a)     Definitions. As used herein, "undertake" means that an owner of production from a Subject Well takes a lesser share of oil or gas produced from such Subject Well than the share which such owner is entitled to take by virtue of its ownership interest, determined without regard to any rights under any production balancing agreement or similar arrangement or any rights under common law with respect to production balancing, and "overtake" means that an owner of production from a Subject Well takes a greater share of oil or gas produced from such Subject Well than the share which such owner is entitled to take by virtue of its ownership interest, again determined without regard to any rights under any production balancing agreement or similar arrangement or any rights under common law with respect to production balancing. If an owner undertakes, the amount of production not taken is "underproduction" and if an owner overtakes, the extra share of production taken is "overproduction".

(b)     Gas Balancing Agreements. The interests of Assignor in the leasehold working interests in the Leases currently may be subject to gas balancing agreements that permit an owner of the leasehold working interest to store its proportionate share of Gas while the other owners are permitted to take gas that is greater than their proportionate share (a "Gas Balancing Arrangement"). Subject to the terms of this Section 4.4, Assignor shall have the right and power to commit its leasehold working interests in the Leases to future Gas Balancing Arrangements. The ORRI is and shall be bound by and subject to the terms of and provisions thereof. In the event that Assignor is or becomes an underproduced party under any present or future Gas Balancing Arrangement, the ORRI shall not be payable to Assignee with respect to any Gas attributable to the interest of Assignor that is deemed to be stored under the terms of such Gas Balancing Arrangement. In addition, in the event that Assignor becomes an overproduced party under any present or future Gas Balancing Arrangement, then the ORRI shall not be payable to Assignee with respect to any portion of the Gas taken by an underproduced party as "make-up" Gas that would otherwise be attributable to the interest of Assignor. The ORRI shall be payable with respect to any "make-up" Gas taken by Assignor as a result of its underproduction, any cash received by Assignor as a balancing of accounts either as an interim balancing or at the depletion of the reservoir, and any overproduction that Assignor receives as an underproduced party.

(c)     No Undertakes Without Consent. Notwithstanding anything to the contrary contained in this Conveyance, Asignor will not undertake or overtake from a Subject Well (either for itself or on behalf of Assignee) if an Affiliate of Assignor thereby overtakes or undertakes. Assignor may otherwise elect to undertake or overtake in its reasonable business judgment exercised for the benefit of itself and Assignee. If any undertake by Assignor occurs in violation of this subsection (c), the ORRI Hydrocarbons shall be determined (to the maximum extent allowed under applicable Law) without regard thereto.

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(d)     No Balancing From Other Properties. Notwithstanding anything to the contrary contained in this Conveyance, Assignor will not allow any Subject Interest to be subject to any Gas Balancing Arrangement under which one or more third Persons may overtake a portion of the production attributable to such Subject Interest as a result of undertakes or overtakes (or other actions or inactions) with respect to properties other than such Subject Interest. For the purposes of this subsection (d), a production unit in which all parties have uniform interests shall be considered to be a single Subject Interest.

Section 4.5     Title. Assignor has good and defensible title to the Subject Interests free and clear of all liens, security interests, and encumbrances. Assignor hereby binds itself to WARRANT and FOREVER DEFEND all and singular title to the ORRI unto Assignee and its successors and assigns, against every person lawfully claiming or to claim the same or any part thereof. This Conveyance is made with full substitution and subrogation of Assignee in and to all covenants, representations and warranties by others heretofore given or made with respect to the Subject Interests.

Section 4.6     Compliance with Laws. The Subject Lands, and Assignor's present and proposed operations thereon, are in compliance in all material respects with all applicable Laws, including all Environmental Laws; (b) Assignor has taken all steps reasonably necessary to determine and has determined that no Release of Hazardous Materials has occurred on the Subject Lands or as a result of operations on the Subject Lands, and the use which Assignor makes and intends to make of the Subject Lands will not result in any such Release; (c) to the best of Assignor's knowledge, none of such operations of Assignor, and none of the Subject Lands, is the subject of any federal, state or local investigation evaluating whether any remedial action is needed to respond to a Release of any Hazardous Materials into the environment or to the improper storage or disposal (including storage or disposal at offsite locations) of any Hazardous Materials; (d) neither Assignor nor, to the best knowledge of Assignor, any other Person has filed any notice under any Environmental Law indicating that Assignor is responsible for the Release into the environment, or the improper storage or disposal, of any Hazardous Materials that are now located on, were removed from, or are in any way related to any Subject Lands, or that any Hazardous Materials have been Released, or are improperly stored or disposed of, upon any Subject Lands; and (e) neither Assignor nor any of its Affiliates otherwise has any material contingent liability in connection with operations on any Subject Lands for the Release into the environment, or the improper storage or disposal, of any Hazardous Materials. Assignor will not cause or permit the Subject Lands or Assignor to be in violation of any Environmental Laws or other Laws with respect to the Subject Lands or do anything or permit anything to be done which will subject Assignor, Assignee or the Subject Lands to any material remedial obligations under any Environmental Laws, assuming in each case disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Subject Lands, and Assignor will promptly notify Assignee in writing of any existing, pending or, to the best knowledge of Assignor, threatened investigation or inquiry of a material nature affecting any Subject Lands by any private party or governmental authority in connection with any Environmental Laws. Assignor will take all steps reasonably necessary to determine that no Hazardous Materials are disposed of or otherwise Released on or to the Subject Lands in violation of any Environmental Laws. Assignor will not cause or permit the Release of any Hazardous Materials on or to the Subject Lands in violation of any Environmental Law and covenants and agrees to remove or remediate any Hazardous Materials which has been Released on the Subject Lands in amounts which would violate any Environmental Laws.

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ARTICLE V

[RESERVED]

ARTICLE VI

Assignments and Transfers

Section 6.1     Assignment and Transfer by Assignee. Assignee may, and nothing herein contained shall in any way limit or restrict the right of Assignee to, sell, convey, assign, mortgage or otherwise dispose of the ORRI (including its rights, titles, interests, estates, remedies, powers and privileges appurtenant or incident to the ORRI under this Conveyance), in whole or in part. No change of ownership of the ORRI shall be binding upon Assignor, however, until Assignor is furnished with copies of the documents evidencing such change. Upon receipt by Assignor of copies of the documents evidencing a sale, conveyance, assignment, mortgage or other disposition of the ORRI, Assignor shall thereafter deal with the transferee Assignee in place of the transferring Assignee and references herein to the "Assignee" shall thereafter be deemed to be references to such transferee Assignee, provided that the transferring Assignee shall continue to have, and benefit from, all rights to indemnification and reimbursement that are provided herein.

Section 6.2     Assignment and Transfer by Assignor. Any sale, conveyance, assignment, mortgage or other disposition of the Subject Interests, or any part thereof or interest therein, by Assignor shall be subject to this Conveyance, and in the instrument affecting such transfer or other disposition the transferee or other disposition recipient shall expressly recognize and assume all obligations, covenants and agreements of Assignor hereunder with respect to the Subject Interests so sold, conveyed, assigned or otherwise disposed of (the "Transferred Subject Interests"). Any sale, conveyance, assignment, mortgage, or other disposition of the Subject Interests in violation of this Conveyance shall be voidable at the option of Assignee.

Section 6.3     Covenants Running With the Land. All covenants and agreements of Assignor herein contained shall be deemed to be covenants running with the Subject Lands. All of the provisions hereof shall inure to the benefit of the Parties and their respective successors and assigns.

11

ARTICLE VII

Miscellaneous Provisions

Section 7.1     Further Assurances. Assignor agrees to execute and deliver to Assignee, and, to the extent it is within Assignor's power to do so, to cause any third parties to execute and deliver to Assignee, all such other and additional instruments and to do all such further acts and things as may be necessary or appropriate to more fully vest in and assure to Assignee all of the rights, titles, interests, remedies, powers and privileges herein granted.

Section 7.2     No Waiver. The failure of Assignee to insist upon strict performance of a covenant hereunder or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not be a waiver of Assignee's right to demand strict compliance in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder. No provision of this Conveyance shall be deemed a waiver by Assignee of any rights granted to Assignee under applicable Law governing overriding royalty interests and the rights of the owners thereof.

Section 7.3     Applicable Law. This Conveyance and the rights and obligations of the parties hereunder shall, without regard to principles of conflicts of laws, be governed by and interpreted, construed and enforced in accordance with the substantive laws of the State of Texas without reference to choice of law provisions.

Section 7.4     Severability. Every provision in this Conveyance is intended to be severable. If any term or provision hereof is determined to be invalid, illegal or unenforceable for any reason whatsoever, such invalidity, illegality or unenforceability shall not affect the validity, legality and enforceability of the remainder of this Conveyance.

Section 7.5     No Liability of Assignee; Indemnity. No Assignee Indemnitee (as such term is defined below) shall be responsible for any part of the costs, expenses or liabilities incurred in connection with:

(a)     the exploring, developing, operating, owning, maintaining, reworking or recompleting of the Subject Interests or Subject Lands, any obligations of Assignor with respect to any tax partnerships burdening the Subject Interests, the physical condition of the Subject Interests or the Subject Lands, or the handling, treating or transporting of oil, gas or other minerals produced from the Subject Lands (including any costs, expenses, losses or liabilities related to violation of an Environmental Law or otherwise related to damage to or remediation of the environment, whether the same arise out of Assignee's ownership of an interest in property or out of the actions of Assignor or Assignee or of third parties or arise otherwise), or

(b)     the failure by Assignor to have good and defensible title to the Subject Interests free and clear of all burdens, encumbrances, liens and title defects (including any costs, expenses, losses or liabilities suffered by any Assignee Indemnitee as a result of any claim that such Assignee Indemnitee must deliver or pay over to any person any part of the ORRI Hydrocarbons or any proceeds thereof at any time previously received or thereafter to be received by such Assignee Indemnitee),

12

Section 7.6     Indemnity. Assignor agrees to indemnify and hold each Assignee Indemnitee harmless from and against all costs, expenses, losses and liabilities incurred by any Assignee Indemnitee (i) pursuant to Section 7.5 hereof, (ii) in connection with the ORRI, this Conveyance, or the transactions and events (including the enforcement or defense thereof or hereof) at any time associated with or contemplated in any of the foregoing, or (iii) in connection with any tax partnership burdening any of the Subject Interests. Such indemnity shall also cover all reasonable costs and expenses of any Assignee Indemnitee, including reasonable legal fees and expenses, which are incurred incident to the matters indemnified against. As used in this Article VII, "Assignee Indemnitees" means Assignee and Assignee's successors and assigns and purchasers (including any Person who at any time purchases ORRI Hydrocarbons), all of their respective Affiliates, and all of their officers, directors, agents, beneficiaries, trustees, attorneys and employees.

Section 7.7     Express Negligence. THE INDEMNITIES CONTAINED IN THIS ARTICLE VII SHALL APPLY WHETHER OR NOT ARISING OUT OF THE SOLE, JOINT OR CONCURRENT NEGLIGENCE, FAULT OR STRICT LIABILITY OF ANY ASSIGNEE INDEMNITEE AND SHALL APPLY, WITHOUT LIMITATION, TO ANY LIABILITY IMPOSED UPON ANY ASSIGNEE INDEMNITEE AS A RESULT OF ANY THEORY OF STRICT LIABILITY OR ANY OTHER DOCTRINE OF LAW, PROVIDED THAT THE FOREGOING INDEMNITY SHALL NOT APPLY TO ANY COSTS, EXPENSES, LOSSES OR LIABILITIES INCURRED BY ANY ASSIGNEE INDEMNITEE TO THE EXTENT PROXIMATELY CAUSED SOLELY BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH ASSIGNEE INDEMNITEE. THE FOREGOING INDEMNITY SHALL SURVIVE ANY TERMINATION OF THIS CONVEYANCE. ASSIGNOR AGREES THAT THIS SECTION 7.7 IS CONSPICUOUS.

Section 7.8     Counterparts. This Conveyance may be executed in multiple originals, all of which shall constitute one and the same Conveyance.

Section 7.9     Partition. Assignor and Assignee acknowledge that neither has any right or interest that would permit it to partition any portion of the Subject Interests as against the other, and each waives any such right.

Section 7.10     Perpetuities. It is not the intent of Assignor or Assignee that any provision herein violate any applicable law regarding the rule against perpetuities, the suspension of the absolute power of alienation, or other rules regarding the vesting or duration of estates, and this Conveyance shall be construed as not violating such rule to the extent the same can be so construed consistently with the intent of the parties. In the event, however, that any provision hereof is determined to violate such rule, then such provision shall nevertheless be effective for the maximum period (but not longer than the maximum period) permitted by such rule that will result in no violation. To the extent that maximum period is permitted to be determined by reference to "lives in being", Assignor and Assignee agree that "lives in being" shall refer to the lifetime of the last to die of the living lineal descendants of the late Joseph P. Kennedy (father of the late President of the United States of America).

13

Section 7.11     Credit Agreement. This Conveyance is hereby made expressly subject to the terms of the Credit Agreement. In the event of a conflict between the Credit Agreement and the terms hereof, the terms of the Credit Agreement shall control.

Section 7.12     Incorporation by Reference. The terms of the Credit Agreement are incorporated herein by reference, including, without limitation, the representations and warranties made by Assignor therein.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

14

IN WITNESS WHEREOF, THIS CONVEYANCE IS EXECUTED on the date set forth in the acknowledgments below, to be effective for all purposes as of the Effective Date.

ASSIGNOR:

TEKOIL AND GAS GULF COAST, LLC

By: Tekoil & Gas Corporation, its Managing Member

By:	/s/ Mark Western
Name: Mark Western
Title: CEO and Chairman of the Board of Directors

STATE OF TEXAS  §
                                                 §
COUNTY OF HARRIS         §

This instrument was acknowledged before me on May 11, 2007, by Mark Western, the CEO and Chairman of the Board of Directors of Tekoil & Gas Corporation, a Delaware corporation, Managing Member of Tekoil and Gas Gulf Coast, LLC., a Delaware limited liability company, on behalf of such limited liability company.

/s/ Rhondee M. Damon
Notary Public in and for the State of Texas
RHONDEE M. DAMON
Notary Public, State of Texas
My Commission Expires
April 26, 2009

[AFFIX SEAL]

ASSIGNEE:

MTGLQ INVESTORS, L.P.

By:	MLQ, L.L.C.,
its general partner
By:	/s/ Milton R. Millman
Milton R. Millman
Authorized Signatory

STATE OF NEW YORK      §
                                                 §
COUNTY OF KINGS            §

This instrument was acknowledged before me on May 10, 2007, by Milton R., Millman, as ___________________ of MLQ, L.L.C., a Texas limited liability company, on behalf of such limited liability company in its capacity as General Partner of MTGLQ Investors, L.P., a Delaware limited partnership.

/s/ Mary T. Bannan
Notary Public in and for the State of Texas

MARY T. BANNAN
Notary Public, State of New York
No. 24-4866986
Qualified in Kings County
Commission Expires August 18, 2010

[AFFIX SEAL]

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Trinity Bay, Chambers County, Texas

Masters Lease No.	100-0001-000
Lessor:	State of Texas 30081
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/11/46
Recording:	Vol. 99, Page 267
Description:	640 acres being State Tract 18-19A, Galveston & Turtle Bays From surface to 8500'

Masters Lease No.	100-0002-000
Lessor:	State of Texas 30082
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/11/46
Recording:	Vol. 99, Page 271
Description:	640 acres being State Tract 22-23A, Galveston & Turtle Bays From surface to 8500'

Masters Lease No.	100-0003-000
Lessor:	State of Texas 30094
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/11/46
Recording:	Vol. 99, Page 404
Description:	303 acres being State Tract 21A, Galveston & Turtle Bays From surface to 8500'

Masters Lease No.	100-0004-000
Lessor:	State of Texas 33740
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 532
Description:	640 acres being State Tract 14-15B, Galveston Bay From surface to 8500'

Masters Lease No.	100-0005-000
Lessor:	State of Texas 33743
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 544
Description:	640 acres being State Tract 18-19B, Galveston Bay From surface to 8500'

Masters Lease No.	100-0006-000
Lessor:	State of Texas 33746

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 552
Description:	640 acres being State Tract 22-23B, Galveston Bay From surface to 8500'

Masters Lease No.	100-0007-000
Lessor:	State of Texas 33749
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 564
Description:	303 acres being State Tract 25A, Galveston Bay From surface to 8500'

Masters Lease No.	100-0008-000
Lessor:	State of Texas 33750
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 568
Description:	320 acres being State Tract 25-B, Galveston Bay From surface to 8500'

Masters Lease No.	100-0009-000
Lessor:	State of Texas 33751
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 572
Description:	640 acres being State Tract 26-27A, Galveston Bay, less 70 Acres being the S/2 SW/4 NW/4, NW/4 SW/4 & N/2 N/2 SW/4 SW/4 leaving 570 acres, more or less, from surface to 8500'

Masters Lease No.	100-0010-000
Lessor:	State of Texas 33752
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 576
Description:	640 acres being State Tract 26-27B, Galveston Bay, less 140 Acres being the S/2 S/2 NE/4, N/2 SE/4 & N/2 N/2 S/2 SE/4 leaving 500 acres, more or less, from surface to 8500'

Masters Lease No.	100-0011-000

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lessor:	State of Texas 33753
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 580
Description:	454.211 acres according to resurvey but called 540 acres being State Tract 28-B, Galveston Bay, from surface to 8500'

Masters Lease No.	100-0012-000
Lessor:	State of Texas 33754
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 584
Description:	405.464 acres according to resurvey but called 477 acres being State Tract 29-B, Galveston Bay, from surface to 8500'

Masters Lease No.	100-0013-000
Lessor:	State of Texas 33755
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/17/48
Recording:	Vol. 117, Page 588
Description:	486.56 acres according to resurvey but called 606 acres being State Tract 29-32A, Galveston Bay, from surface to 8500'

Masters Lease No.	100-0014-000
Lessor:	State of Texas 34332
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/13/49
Recording:	Vol. 119, Page 616
Description:	303 acres being State Tract 24A, Galveston Bay From surface to 8500'

Masters Lease No.	100-0015-000
Lessor:	State of Texas 34334
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/13/49
Recording:	Vol. 119, Page 612
Description:	303 acres being State Tract 28A, Galveston Bay, From surface to 8500'

Masters Lease No.	100-0016-000
Lessor:	State of Texas 38504
Lessee:	Humble Oil & Refining Co.
Lease Date:	03/12/52

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Recording:	Vol. 142, Page 16
Description:	1198 acres being State Tract 22-23C, Trinity Bay From surface to 8500'

Masters Lease No.	100-0017-000
Lessor:	State of Texas 37662
Lessee:	Union Oil Co of California
Lease Date:	10/10/51
Recording:	Vol. 141, Page 585
Description:	640 acres being State Tract 18-19C, Trinity Bay From surface to 8500'

Masters Lease No.	100-0018-000
Lessor:	State of Texas M-44166
Lessee:	Humble Oil & Refining Co.
Lease Date:	05/10/55
Recording:	Vol. 167, Page 388
Description:	W 160 acres being State Tract 32-B, Trinity Bay, being that Portion included in the Trinity Bay Field Unit as established By Pooling Agreement dated 10/4/57 recorded in Vol. 195, Pg 432 from surface to 8500'

Masters Lease No.	100-0019-000
Lessor:	State of Texas 48045
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/10/57
Recording:	Vol. 194, Page 34
Description:	W 160 acres being the W/2 of State Tract 24-B, Trinity Bay, Being that portion included in the Trinity Bay Field Unit as Established by Pooling Agreement dtd 10/4/57 recorded in Vol 195, Pg 432, from surface to 8500'

Masters Lease No.	100-0020-000
Lessor:	State of Texas ME 810030
Lessee:	Masters Resources LLC
Lease Date:	03/01/01
Recording:	Vol. 510, Page 237

Masters Lease No.	100-0021-000
Lessor:	State of Texas ME 800126
Lessee:	Masters Resources LLC
Lease Date:	06/01/00
Recording:	Vol. 466, Page 291

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Masters Lease No.	100-0022-000
Lessor:	Chambers -Liberty Cos Navigation District
Lessee:	Exxon Corporation
Lease Date:	10/21/87
Recording:	Vol. 28, Page 574
Masters Lease No.	100-0023-000
Lessor:	State of Texas ME 860241
Lessee:	Masters Resources LLC
Lease Date:	12/01/06
Recording:	Vol. 891, Page 258
Masters Lease No.	100-0024-000
Lessor:	State of Texas ME 860176
Lessee:	Masters Resources LLC
Lease Date:	09/01/06
Recording:	Vol. 871, Page 634
Masters Lease No.	100-0025-000
Lessor:	Chambers-Liberty Cos Navigation Dist
Lessee:	Humble Oil & Refining Co.
Lease Date:	11/16/66
Recording:	Vol. 280, Page 119
Masters Lease No.	100-0026-000
Lessor:	Exxon Corporation
Lessee:	Vintage Petroleum Inc.
Lease Date:	05/01/91
Recording:	Vol. 244, Page 588
Masters Lease No.	100-0027-000
Lessor:	Dept of Army Corp of Engineers 9161
Lessee:	Masters Resources LLC
Lease Date:	12/03/93
Recording:	unrecorded
Masters Lease No.	100-0028-000
Lessor:	Dept of Army Corp of Engineers Permit W-N-243-41-3719
Lessee:	Masters Resources LLC
Lease Date:	01/03/57
Recording:	unrecorded

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Masters Lease No.	100-0029-000
Lessor:	Dept of Army Corp of Engineers Permit W-N-243-41-7041
Lessee:	Masters Resources LLC
Lease Date:	01/03/69
Recording:	unrecorded

Masters Lease No.	100-0030-000
Lessor:	Dept of Army Corp of Engineers Permit W-N-243-41-1466
Lessee:	Masters Resources LLC
Lease Date:	03/05/51
Recording:	unrecorded

Masters Lease No.	100-0031-000
Lessor:	Texas Petroleum Investment Co.
Lessee:	Masters Resources LLC
Lease Date:	11/24/03
Recording:	File No. 03 669 242

Fishers Reef Prospect, Chambers County, Texas

Masters Lease No.	101-0001-000
Lessor:	State of Texas M-96828
Lessee:	Vintage Petroleum Inc.
Lease Date:	10/03/95
Recording:	File No. 95 284 730
Description:	240 acres out of 320 acres being the NE/2 of State Tract 2-3A, Trinity Bay, as shown on the official map of Trinity Bay in Texas General Land Office as follows: 80 acres being the E/2 NE/4 limited to depths from 9350' to 10500' as shown on the Log of Vintage ST Tr 1-4A well #1 located in the aerial Boundaries of State Tract 1-4A Unit recorded under File No. 02 551 735, Chambers Co., TX and 160 acres being the W/2 NE/4, SE/4SW/4NW/4, SE/2NE/4NW/4, SE/2SW/4NE/4NW/4, E/2 NE/4NW/4 and SE/4NW/4 limited to depth from Frio Fmn to Vicksburg Fmn as seen on log of St Tr 2-3A #1 well located in aerial boundaries of State Tract 2-3A Unit recorded under File No. 98 395 73, Chambers Co., TX.

Masters Lease No.	101-0002-000
Lessor:	State of Texas M-96829
Lessee:	Vintage Petroleum Inc.
Lease Date:	10/03/95

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Recording:	File No. 95 284 739
Description:	280 acres out of 320 acres being the SW/2 of State Tract 2-3A, Trinity Bay, as shown on the official map of Trinity Bay in Texas General Land Office as follows: 110 acres being the SE/4SE/4, SW/4 SE/4, S/2NE/4SE/4 and S/2N/2NE/4SE/4 Limited to depths below 9050' as seen in Humble C-95 well in State Tract 46 as described in St Tr 46 #1 pooling agreement Recorded under File No. 98 395 65; 160 acres being the NW/4SE/4, E/2SW/4 and E/2W/3SW/4 limited to depths from 8950' to 9950' as seen on St Tr 2-3A #1 well as described in St Tr 2-3A Unit #1 recorded under File No. 98 395 73 and 10 acres being N/2N/2NE/4SE/4 limited to depths below Frio 15 Sand located at 9040' as shown on Humble State well No. C-12 as described in St Tr 1-4A Unit recorded under File No. 00 467 586.

Masters Lease No.	101-0003-000
Lessor:	State of Texas M-96830
Lessee:	Vintage Petroleum Inc.
Lease Date:	10/03/95
Recording:	File No. 95 284 748
Description:	40 acres out of 320 acres being the SW/2 of State Tract 6-7A, Trinity Bay, as shown on the official map of Trinity Bay in Texas General Land Office as follows: SE/4SE/4 of St Tr 6-7A Limited to the Frio Fmn being 9350' to 10500' as shown on log Of Vintage Pet St Tr 1-4A well No. 1 as reflected in St Tr 1-4A Unit Agreement dated eff 12/1/01 recorded File No. 02 551 735.

Masters Lease No.	101-0004-000
Lessor:	State of Texas M-96834
Lessee:	Vintage Petroleum Inc.
Lease Date:	10/03/95
Recording:	File No. 95 284 766
Description:	120 acres being the NE/4NE/4, E/2NW/4NE/4, SW/4NE/4 And SE/4NE/4 out of 323.4 acres being the NE/2 of State Tract 47, Trinity Bay, as shown on the official map of Trinity Bay in

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

	Texas General Land Office and within the aerial boundaries Of St Tr 46 #1 Pooling Agreement dated effective 9/15/98 Recorded under File No. 98 395 65 and limited to those Depths above 10400' within St Tr 46 Unit.

Masters Lease No.	101-0005-000
Lessor:	State of Texas M-96835
Lessee:	Vintage Petroleum Inc.
Lease Date:	10/03/95
Recording:	File No. 95 284 775
Description:	15 acres being the N/2NE/4NW/4SE/4 and N/2N/2NE/4SE/4 out of 323.4 acres being the SW/2 of State Tract 47, Trinity Bay, as shown on the official map of Trinity Bay in Texas General Land Office limited to the aerial boundaries Of St Tr 46 No. 1 Unit per Pooling Agreement dated effective 9/15/98 recorded under File No. 98 395 65 and only those Depths lying above 10400' within St Tr 46 Unit.

Masters Lease No.	101-0006-000
Lessor:	State of Texas M-19755
Lessee:	Humble Oil & Refining Co.
Lease Date:	02/06/36
Recording:	Vol. 52, Page 116
Description:	637.1 acres being Tract 46, Galveston Bay, as shown on the General Land Office map of Galveston, Turtle & East Bays dated December 1935

Masters Lease No.	101-0007-000
Lessor:	State of Texas M-28471
Lessee:	Humble Oil & Refining Co.
Lease Date:	03/09/44
Recording:	Vol. 86, Page 524
Description:	627.4 acres being Tract 45, Galveston Bay, as shown on the General Land Office map of Galveston, Turtle & East Bays dated December 1935

Masters Lease No.	101-0008-000
Lessor:	State of Texas M-30083
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/11/46
Recording:	Vol. 99, Page 275
Description:	606 acres being Tract 1-4A, Galveston Bay, as shown on the General Land Office map of Galveston, Turtle & East Bays No. 16F, Miscellaneous File, General Land Office.

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Masters Lease No.	101-0009-000
Lessor:	State of Texas M-30084
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/11/46
Recording:	Vol. 99, Page 279
Description:	640 acres being Tract 1-4B, Galveston & Turtle Bay, as shown on the map of Galveston, Turtle & East Bays No. 16F, Miscellaneous File, General Land Office

Masters Lease No.	101-0010-000
Lessor:	State of Texas M-30085
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/11/46
Recording:	Vol. 99, Page 283
Description:	606 acres being Tract 5-8A, Galveston & Turtle Bay, as shown On map of Galveston, Turtle & East Bays No. 16F; Miscellaneous File, General Land Office

Masters Lease No.	101-0011-000
Lessor:	State of Texas M-30086
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/11/46
Recording:	Vol. 99, Page 287
Description:	640 acres being Tract 5-8B, Galveston & Turtle Bay, as shown On the map of Galveston, Turtle & East Bays No. 16F, Miscellaneous File, General Land Office.

Masters Lease No.	101-0012-000
Lessor:	State of Texas M-30088
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/11/46
Recording:	Vol. 99, Page 295
Description:	640 acres being Tract 9-12B, Galveston & Turtle Bay, as shown on map of Galveston, Turtle & East Bays No. 16F, Miscellaneous File, General Land Office

Masters Lease No.	101-0013-000

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lessor:	State of Texas M-44164
Lessee:	Humble Oil & Refining Co.
Lease Date:	05/10/55
Recording:	Vol. 167, Page 398
Description:	303 acres out of 606 acres being the S/2 of Tract 9-12A, Trinity Bay, as shown on official map of Trinity Bay on File in the General Land Office
Masters Lease No.	101-0014-000
Lessor:	State of Texas M-47494
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/12/56
Recording:	Vol. 189, Page 517
Description:	320 acres being the NW/2 of Tract 1-4C, Trinity Bay, as shown on the official map of Trinity Bay on file in the General Land Office
Masters Lease No.	101-0015-000
Lessor:	State of Texas ME 800151
Lessee:	Masters Resources LLC
Lease Date:	7/01/00
Recording:	File No. 00 466 289
Masters Lease No.	101-0016-000
Lessor:	State of Texas ME 810029
Lessee:	Masters Resources LLC
Lease Date:	04/10/91
Recording:	Vol. 474, Page 55
Masters Lease No.	101-0017-000
Lessor:	State of Texas ME 810039
Lessee:	Masters Resources LLC
Lease Date:	04/01/01
Recording:	File No. 01 509 385
Masters Lease No.	101-0018-000
Lessor:	State of Texas ME 810040
Lessee:	Masters Resources LLC
Lease Date:	04/01/01
Recording:	File No. 01 509 369
Masters Lease No.	101-0019-000
Lessor:	State of Texas ME 810041
Lessee:	Masters Resources LLC
Lease Date:	05/01/01

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Recording: File No. 01 517 70

Masters Lease No. 101-0020-000
Lessor: State of Texas ME 820109
Lessee: Masters Resources LLC
Lease Date: 06/01/02
Recording: File No. 03 618 71

Masters Lease No. 101-0021-000
Lessor: State of Texas ME 820139
Lessee: Masters Resources LLC
Lease Date: 08/01/02
Recording: File No. 03 618 86

Masters Lease No. 101-0022-000
Lessor: State of Texas ME 840252
Lessee: Masters Resources LLC
Lease Date: 01/29/95
Recording: File No. 95 267 817

Masters Lease No. 101-0023-000
Lessor: State of Texas ME 840255
Lessee: Masters Resources LLC
Lease Date: 01/15/95
Recording: File No. 95 267 849

Masters Lease No. 101-0024-000
Lessor: State of Texas ME 840256
Lessee: Masters Resources LLC
Lease Date: 01/15/95
Recording: File No. 95 268 1

Masters Lease No. 101-0025-000
Lessor: State of Texas ME 850066
Lessee: Masters Resources LLC
Lease Date: 06/01/05
Recording: Vol. 843, Page 129

Masters Lease No. 101-0026-000
Lessor: State of Texas ME 850086
Lessee: Masters Resources LLC
Lease Date: 08/06/95
Recording: File No. 95 273 357

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Masters Lease No. 101-0027-000
Lessor: State of Texas ME 850226
Lessee: Masters Resources LLC
Lease Date: 01/01/96
Recording: File No. 96 304 580

Masters Lease No. 101-0028-000
Lessor: State of Texas ME 850228
Lessee: Masters Resources LLC
Lease Date: 01/01/96
Recording: File No. 96 304 610

Masters Lease No. 101-0029-000
Lessor: State of Texas ME 860242
Lessee: Masters Resources LLC
Lease Date: 11/01/96
Recording: File No. 96 304 642

Masters Lease No. 101-0030-000
Lessor: State of Texas ME 870078
Lessee: Masters Resources LLC
Lease Date: 05/01/97
Recording: File No. 97 337 450

Masters Lease No. 101-0031-000
Lessor: State of Texas ME 890056
Lessee: Masters Resources LLC
Lease Date: 04/01/99
Recording: File No. 99 409 386

Masters Lease No. 101-0032-000
Lessor: State of Texas ME 980016
Lessee: Masters Resources LLC
Lease Date: 01/01/98
Recording: File No. 98 373 57

Masters Lease No. 101-0033-000
Lessor: State of Texas ME 980035
Lessee: Masters Resources LLC
Lease Date: 02/01/98
Recording: File No. 98 385 416

Masters Lease No. 101-0034-000
Lessor: State of Texas ME 980101
Lessee: Masters Resources LLC

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lease Date: 10/01/98
Recording: File No. 98 390 527

Masters Lease No. 101-0035-000
Lessor: State of Texas ME 20010013
Lessee: Masters Resources LLC
Lease Date: 11/01/00
Recording: File No. 01 487 789

Masters Lease No. 101-0036-000
Lessor: State of Texas ME 20000018
Lessee: Masters Resources LLC
Lease Date: 01/01/00
Recording: File No. 00 457 593

Masters Lease No. 101-0037-000
Lessor: State of Texas ME 20000047
Lessee: Masters Resources LLC
Lease Date: 05/01/00
Recording: File No. 00 462 527

Masters Lease No. 101-0038-000
Lessor: State of Texas LC 20030023
Lessee: Masters Resources LLC
Lease Date: 11/01/03
Recording: File No. 04 681 585

Masters Lease No. 101-0039-000
Lessor: State of Texas ME 840177
Lessee: Masters Resources LLC
Lease Date: 10/19/94
Recording: File No. 95 262 123

Masters Lease No. 101-0040-000
Lessor: State of Texas ME 830206
Lessee: Masters Resources LLC
Lease Date: 01/01/04
Recording: File No. 04 694 482

Masters Lease No. 101-0041-000
Lessor: State of Texas M-104268
Lessee: Masters Resources LLC
Lease Date: 10/19/04
Recording: File No. 04 743 301

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Description:	320 acres, more or less being the SW/2 of Tract 6-7A, Trinity Bay, less 40 acres within boundaries of the State Tract 1-4A Unit being the SE/4 SE/4 of Tract 6-7A from the surface to 11060' as shown on the applicable official submerged area map on file in the Texas General Land Office

RED FISH REEF, Chambers & Galveston Counties., TX

Masters Lease No.	102-0001-000
Lessor:	State of Texas 19987
Lessee:	Humble Oil & Refining Company
Lease Date:	03/19/36
Recording:	Vol. 52, Page 237
Description:	640 acres, more or less, being Tract 246, Galveston Bay

Masters Lease No.	102-0002-000
Lessor:	State of Texas 19988
Lessee:	Humble Oil & Refining Company
Lease Date:	03/19/36
Recording:	Vol. 52, Pg 239
Description:	320 acres, more or less, in the SE/2 of Tract 247, Galveston Bay

Masters Lease No.	102-0003-000
Lessor:	State of Texas 28498
Lessee:	Humble Oil & Refining Company
Lease Date:	03/09/44
Recording:	Vol. 86, Page 568
Description:	640 acres, more or less, being Tract 224, Galveston Bay

Masters Lease No.	102-0004-000
Lessor:	State of Texas 28499
Lessee:	Humble Oil & Refining Company
Lease Date:	03/09/44
Recording:	Vol. 86, Pg 571
Description:	640 acres , more or less, being Tract 225, Galveston Bay

Masters Lease No.	102-0005-000
Lessor:	State of Texas 28500
Lessee:	Humble Oil & Refining Company
Lease Date:	03/09/44
Recording:	Vol 86, Pg 575

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Description:	320 acres, more or less, being the NW/2 of Tract 226, Galveston Bay

Masters Lease No.	102-0006-000
Lessor:	State of Texas 31835
Lessee:	Humble Oil & Refining Company
Lease Date:	11/13/47
Recording:	Vol 111, Pg 43, Chambers Co, TX Book 807, Pg 485, Galveston Co., TX
Description:	320 acres, more or less, being the SW/2 of Tract 200, Galveston Bay, Chambers and Galveston Co. TX.

Masters Lease No.	102-0007-000
Lessor:	State of Texas 35596
Lessee:	Humble Oil & Refining Company
Lease Date:	06/15/50
Recording:	Vol 131, Pg 448
Description:	240 acres, more or less, being the NW 160 acres and W 80 acres of Tract 204, Galveston Bay

Masters Lease No.	102-0008-000
Lessor:	State of Texas 46783
Lessee:	Humble Oil & Refining Company
Lease Date:	07/09/56
Recording:	Vol. 216, Pg 282, Chambers Co., TX Book 1352, Pg 642, Galveston Co., TX
Description:	320 acres, more or less, being the W/2 of Tract 245, Galveston Bay, Chambers and Galveston Co., TX

Masters Lease No.	102-0009-000
Lessor:	USX Corporation
Lessee:	Masters Resources LLC
Lease Date:	03/18/96
Recording:	Vol 292, Pg 42

Masters Lease No.	102-0010-000
Lessor:	USX Corporation
Lessee:	Masters Resources LLC
Lease Date:	03/18/96
Recording:	Vol 292, Pg 57

Masters Lease No.	102-0011-000
Lessor:	USX Corporation
Lessee:	Masters Resources LLC

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lease Date:	10/26/98
Recording:	Vol. 389, Pg 655
Masters Lease No.	102-0012-000
Lessor:	Cedar Crossing LP
Lessee:	Masters Resources LLC
Lease Date:	10/01/00
Recording:	Vol. 478, Pg 261
Masters Lease No.	102-0013-000
Lessor:	Robert E. Smith
Lessee:	Vintage Pipeline Inc.
Lease Date:	10/18/00
Recording:	File No. 00 478 239
Masters Lease No.	102-0014-000
Lessor:	Patricia Reed
Lessee:	Vintage Pipeline Inc.
Lease Date:	10/18/00
Recording:	File No. 00 478 244
Masters Lease No.	102-0015-000
Lessor:	Marie Pfistner Delahoussaye
Lessee:	Vintage Pipeline Inc.
Lease Date:	10/18/00
Recording:	File No. 00 478 248
Masters Lease No.	102-0016-000
Lessor:	Jacky Nebauer etux
Lessee:	Vintage Pipeline Inc.
Lease Date:	10/18/00
Recording:	File No. 00 478 252
Masters Lease No.	102-0017-000
Lessor:	SWF #4
Lessee:	Vintage Pipeline Inc.
Lease Date:	10/10/00
Recording:	File No. 00 478 256
Masters Lease No.	102-0018-000
Lessor:	State of Texas ME 820151
Lessee:	Masters Resources LLC
Lease Date:	08/01/02
Recording:	File No. 02 586 234

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Masters Lease No.	102-0019-000
Lessor:	State of Texas ME 820149
Lessee:	Masters Resources LLC
Lease Date:	06/01/02
Recording:	File No. 02 586 218
Masters Lease No.	102-0020-000
Lessor:	State of Texas ME 820138
Lessee:	Masters Resources LLC
Lease Date:	08/01/02
Recording:	File No. 02 586 202
Masters Lease No.	102-0021-000
Lessor:	State of Texas ME 810081
Lessee:	Masters Resources LLC
Lease Date:	08/01/01
Recording:	File No. 02 586 122
Masters Lease No.	102-0022-000
Lessor:	State of Texas ME 820204
Lessee:	Masters Resources LLC
Lease Date:	11/01/02
Recording:	File No. 02 586 266
Masters Lease No.	102-0023-000
Lessor:	State of Texas ME 820178
Lessee:	Masters Resources LLC
Lease Date:	09/01/02
Recording:	File No. 02 586 250
Masters Lease No.	102-0024-000
Lessor:	State of Texas ME 810112
Lessee:	Masters Resources LLC
Lease Date:	09/01/01
Recording:	File No. 02 586 138
Masters Lease No.	102-0025-000
Lessor:	State of Texas ME 810177
Lessee:	Masters Resources LLC
Lease Date:	11/01/01
Recording:	File No. 01761-0702, Galveston Co., TX
Masters Lease No.	102-0026-000
Lessor:	State of Texas ME 810190

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lessee: Masters Resources LLC
Lease Date: 11/01/01
Recording: File No. 02 586 154

Masters Lease No. 102-0027-000
Lessor: State of Texas ME 820074
Lessee: Masters Resources LLC
Lease Date: 03/01/02
Recording: File No. 02 592 762

Masters Lease No. 102-0028-000
Lessor: State of Texas ME 820020
Lessee: Masters Resources LLC
Lease Date: 03/01/02
Recording: File No. 03 599 31

Masters Lease No. 102-0029-000
Lessor: State of Texas ME 820080
Lessee: Masters Resources LLC
Lease Date: 05/01/02
Recording: File No.02 586 170

Masters Lease No. 102-0030-000
Lessor: Jindal United Steel Corp.
Lessee: Masters Resources LLC
Lease Date: 05/01/01
Recording: unrecorded

Masters Lease No. 102-0031-000
Lessor: State of Texas ME 840251
Lessee: Masters Resources LLC
Lease Date: 01/01/05
Recording: Vol. 843, Pg 94

Masters Lease No. 102-0032-000
Lessor: State of Texas ME 840253
Lessee: Masters Resources LLC
Lease Date: 01/20/95
Recording: File No. 95 267 841

Masters Lease No. 102-0033-000
Lessor: State of Texas ME 850002
Lessee: Masters Resources LLC
Lease Date: 02/05/95

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Recording:	File No. 95 268 9
Masters Lease No.	102-0034-000
Lessor:	State of Texas ME 850003
Lessee:	Masters Resources LLC
Lease Date:	02/01/05
Recording:	Vol. 843, Pg 111
Masters Lease No.	102-0035-000
Lessor:	State of Texas ME 890026
Lessee:	Masters Resources LLC
Lease Date:	03/01/99
Recording:	File No. 99 409 383
Masters Lease No.	102-0036-000
Lessor:	State of Texas ME 890132
Lessee:	Masters Resources LLC
Lease Date:	08/01/99
Recording:	File No. 99 424 403
Masters Lease No.	102-0037-000
Lessor:	State of Texas ME 890127
Lessee:	Masters Resources LLC
Lease Date:	08/01/99
Recording:	File No. 99 424 391
Masters Lease No.	102-0038-000
Lessor:	State of Texas ME 890129
Lessee:	Masters Resources LLC
Lease Date:	08/01/99
Recording:	File No. 99 424 394
Masters Lease No.	102-0039-000
Lessor:	State of Texas ME 890130
Lessee:	Masters Resources LLC
Lease Date:	08/01/99
Recording:	File No. 99 424 397
Masters Lease No.	102-0040-000
Lessor:	State of Texas ME 840002
Lessee:	Masters Resources LLC
Lease Date:	02/01/04
Recording:	File No. 04 717 409

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Masters Lease No.	102-0041-00
Lessor:	State of Texas ME 840001
Lessee:	Masters Resources LLC
Lease Date:	02/01/04
Recording:	File No. 04 717 393

Masters Lease No.	102-0042-000
Lessor:	State of Texas ME 840056
Lessee:	Masters Resources LLC
Lease Date:	05/01/04
Recording:	File No. 04 723 345

Masters Lease No.	102-0043-000
Lessor:	State of Texas ME 830088
Lessee:	Masters Resources LLC
Lease Date:	09/01/03
Recording:	File No. 04 720 123

Masters Lease No.	102-0044-000
Lessor:	State of Texas ME 830063
Lessee:	Masters Resources LLC
Lease Date:	06/01/03
Recording:	File No. 04 720 139

Masters Lease No.	102-0045-000
Lessor:	State of Texas ME 840006
Lessee:	Masters Resources LLC
Lease Date:	03/27/94
Recording:	File No. 94 235 495

Masters Lease No.	102-0046-000
Lessor:	State of Texas ME 840085
Lessee:	Masters Resources LLC
Lease Date:	05/16/94
Recording:	File No. 94 243 292

Masters Lease No.	102-0047-000
Lessor:	State of Texas ME 830115
Lessee:	Masters Resources LLC
Lease Date:	07/05/93
Recording:	File No. 93 211 233

Masters Lease No.	102-0048-000
Lessor:	State of Texas ME 830116
Lessee:	Masters Resources LLC

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lease Date:	07/05/93
Recording:	File No. 93 211 227
Masters Lease No.	102-0049-000
Lessor:	State of Texas ME 830226
Lessee:	Masters Resources LLC
Lease Date:	12/01/03
Recording:	File No. 04 720 107
Masters Lease No.	102-0050-000
Lessor:	State of Texas ME 830199
Lessee:	Masters Resources LLC
Lease Date:	12/05/93
Recording:	File No. 94 229 369
Masters Lease No.	102-0051-000
Lessor:	State of Texas ME 800187
Lessee:	Masters Resources LLC
Lease Date:	08/01/00
Recording:	File No. 02 537 93
Masters Lease No.	102-0052-000
Lessor:	State of Texas ME 950022
Lessee:	Masters Resources LLC
Lease Date:	01/04/95
Recording:	File No. 95 268 17
Masters Lease No.	102-0053-000
Lessor:	State of Texas ME 890131
Lessee:	Masters Resources LLC
Lease Date:	08/01/99
Recording:	File No. 99 424 400
Masters Lease No.	102-0054-000
Lessor:	State of Texas ME 800138
Lessee:	Masters Resources LLC
Lease Date:	08/01/00
Recording:	File No. 02 537 45
Masters Lease No.	102-0055-000
Lessor:	State of Texas ME 800154
Lessee:	Masters Resources LLC
Lease Date:	08/01/00
Recording:	File No. 02 537 61

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Masters Lease No.	102-0056-000
Lessor:	State of Texas ME 800186
Lessee:	Masters Resources LLC
Lease Date:	08/01/00
Recording:	File No. 02 537 77

Masters Lease No.	102-0057-000
Lessor:	State of Texas ME 800188
Lessee:	Masters Resources LLC
Lease Date:	09/01/00
Recording:	File No. 02 537 109

Masters Lease No.	102-0058-000
Lessor:	State of Texas ME 800190
Lessee:	Masters Resources LLC
Lease Date:	09/01/00
Recording:	File No. 02 537 125

Masters Lease No.	102-0059-000
Lessor:	State of Texas ME 800191
Lessee:	Masters Resources LLC
Lease Date:	09/01/00
Recording:	File No. 02 537 141

Masters Lease No.	102-0060-000
Lessor:	State of Texas ME 800192
Lessee:	Masters Resources LLC
Lease Date:	09/01/00
Recording:	File No. 02 537 157

Masters Lease No.	102-0061-000
Lessor:	State of Texas ME 810075
Lessee:	Masters Resources LLC
Lease Date:	06/01/01
Recording:	File No. 02 543 345

Masters Lease No.	102-0062-000
Lessor:	State of Texas ME 810076
Lessee:	Masters Resources LLC
Lease Date:	06/01/01
Recording:	File No. 02 543 365

Masters Lease No.	102-0063-000

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lessor:	State of Texas ME 810077
Lessee:	Masters Resources LLC
Lease Date:	06/01/01
Recording:	File No. 02 543 381

Masters Lease No.	102-0064-000
Lessor:	State of Texas ME 810078
Lessee:	Masters Resources LLC
Lease Date:	06/01/01
Recording:	File No. 02 543 399

Masters Lease No.	102-0065-000
Lessor:	State of Texas ME 810080
Lessee:	Masters Resources LLC
Lease Date:	09/01/01
Recording:	File No. 02 568 335

Masters Lease No.	102-0066-000
Lessor:	State of Texas ME 810109
Lessee:	Masters Resources LLC
Lease Date:	09/01/01
Recording:	File No. 02 568 380

Masters Lease No.	102-0067-000
Lessor:	State of Texas ME 810110
Lessee:	Masters Resources LLC
Lease Date:	09/01/01
Recording:	File No. 02 568 290

Masters Lease No.	102-0068-000
Lessor:	State of Texas ME 810111
Lessee:	Masters Resources LLC
Lease Date:	09/01/01
Recording:	File No. 02 568 320

Masters Lease No.	102-0069-000
Lessor:	State of Texas ME 810152
Lessee:	Masters Resources LLC
Lease Date:	09/01/01
Recording:	File No. 02 568 365

Masters Lease No.	102-0070-000
Lessor:	State of Texas ME 810176
Lessee:	Masters Resources LLC
Lease Date:	10/01/01

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Recording: File No. 02 568 350

Masters Lease No. 102-0071-000
Lessor: State of Texas ME 810178
Lessee: Masters Resources LLC
Lease Date: 10/01/01
Recording: File No. 02 568 305

Masters Lease No. 102-0072-000
Lessor: State of Texas ME 820081
Lessee: Masters Resources LLC
Lease Date: 05/01/02
Recording: File No. 02 568 186

Masters Lease No. 102-0073-000
Lessor: State of Texas ME 850022
Lessee: Masters Resources LLC
Lease Date: 03/01/95
Recording: File No. 95 267 825

Masters Lease No. 102-0074-000
Lessor: State of Texas ME 850068
Lessee: Masters Resources LLC
Lease Date: 06/17/95
Recording: File No. 95 273 350

Masters Lease No. 102-0075-000
Lessor: State of Texas ME 850225
Lessee: Masters Resources LLC
Lease Date: 01/01/06
Recording: Vol. 843, Page 146

Masters Lease No. 102-0076-000
Lessor: State of Texas ME 850227
Lessee: Masters Resources LLC
Lease Date: 01/01/06
Recording: Vol. 843, Page 77

Masters Lease No. 102-0077-000
Lessor: State of Texas ME 850241
Lessee: Masters Resources LLC
Lease Date: 02/01/96
Recording: File No. 96 304 625

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Masters Lease No.	102-0078-000
Lessor:	State of Texas ME 860111
Lessee:	Masters Resources LLC
Lease Date:	07/01/06
Recording:	Vol. 871, Pg 651

Masters Lease No.	102-0079-000
Lessor:	State of Texas ME 860293
Lessee:	Masters Resources LLC
Lease Date:	02/01/97
Recording:	File No. 97 337 442

Masters Lease No.	102-0080-000
Lessor:	State of Texas ME 870068
Lessee:	Masters Resources LLC
Lease Date:	03/01/97
Recording:	File No. 97 337 446

Masters Lease No.	102-0081-000
Lessor:	State of Texas ME 870069
Lessee:	Masters Resources LLC
Lease Date:	03/01/97
Recording:	File No. 97 337 448

Masters Lease No.	102-0082-000
Lessor:	State of Texas ME 870088
Lessee:	Masters Resources LLC
Lease Date:	05/01/97
Recording:	File No. 97 337 444

Masters Lease No.	102-0083-000
Lessor:	State of Texas ME 870144
Lessee:	Masters Resources LLC
Lease Date:	08/01/97
Recording:	File No. 97 340 736

Masters Lease No.	102-0084-000
Lessor:	State of Texas ME 870190
Lessee:	Masters Resources LLC
Lease Date:	10/01/97
Recording:	File No. 97 347 717

Masters Lease No.	102-0085-000
Lessor:	State of Texas ME 870200

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lessee:	Masters Resources LLC
Lease Date:	11/01/97
Recording:	File No. 97 347 720
Masters Lease No.	102-0086-000
Lessor:	State of Texas ME 880036
Lessee:	Masters Resources LLC
Lease Date:	03/01/98
Recording:	File No. 98 363 549
Masters Lease No.	102-0087-000
Lessor:	State of Texas ME 880100
Lessee:	Masters Resources LLC
Lease Date:	08/01/98
Recording:	File No. 98 386 7
Masters Lease No.	102-0088-000
Lessor:	State of Texas ME 880109
Lessee:	Masters Resources LLC
Lease Date:	09/01/98
Recording:	File No. 98 386 9
Masters Lease No.	102-0089-000
Lessor:	State of Texas SL 870156
Lessee:	Masters Resources LLC
Lease Date:	03/1/07
Recording:	Vol. 948, Pg 447, File No. 24621
Masters Lease No.	102-0090-000
Lessor:	F I Fisher etux
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/12/41
Recording:	Vol. 72, Page 47
Masters Lease No.	102-0091-000
Lessor:	Lizzie Wilburn
Lessee:	Humble Oil & Refining Co.
Lease Date:	02/19/51
Recording:	Vol. 130, Pg 447
Masters Lease No.	102-0092-000
Lessor:	A M Wilburn
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/14/41

Exhibit "A"
Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Recording: Vol. 72, Page 61

Masters Lease No. 102-0093-000
Lessor: Joe Syer etux
Lessee: Humble Oil & Refining Co.
Lease Date: 04/03/51
Recording: Vol. 132, Page 172

Masters Lease No. 102-0094-000
Lessor: Lizzie Wilburn
Lessee: Humble Oil & Refining Co.
Lease Date: 06/18/41
Recording: Vol. 72, Page 57

Masters Lease No. 102-0095-000
Lessor: Joe Syer etux
Lessee: Humble Oil & Refining Co.
Lease Date: 06/12/41
Recording: Vol. 72, Page 70

Masters Lease No. 102-0096-000
Lessor: Kirby Petroleum Co.
Lessee: Humble Oil & Refining Co.
Lease Date: 06/16/41
Recording: Vol. 72, Page 63

Masters Lease No. 102-0097-000
Lessor: Elizabeth Winfree etal
Lessee: Humble Oil & Refining Co.
Lease Date: 06/14/41
Recording: Vol. 72, Page 174

Masters Lease No. 102-0098-000
Lessor: Charles T. Kilgore etal
Lessee: Humble Oil & Refining Co.
Lease Date: 06/17/41
Recording: Vol. 72, Page 64

Masters Lease No. 102-0099-000
Lessor: Vera Harrold etal
Lessee: Humble Oil & Refining Co.
Lease Date: 06/25/41
Recording: Vol. 72, Page 66

Masters Lease No. 102-0100-000

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lessor: B D Fisher etux
Lessee: Humble Oil & Refining Co.
Lease Date: 06/12/41
Recording: Vol. 72, Page 65

Masters Lease No. 102-0101-000
Lessor: B E Fisher etux
Lessee: Humble Oil & Refining Co.
Lease Date: 06/13/41
Recording: Vol. 72, Page 69

Masters Lease No. 102-0102-000
Lessor: Dr. John G Schilling etal
Lessee: Humble Oil & Refining Co.
Lease Date: 07/02/41
Recording: Vol. 72, Page 71

Masters Lease No. 102-0103-000
Lessor: First National Bank of Goose Creek
Lessee: Humble Oil & Refining Co.
Lease Date: 06/20/41
Recording: Vol. 72, Page 73

Masters Lease No. 102-0104-000
Lessor: Ella Ilfrey
Lessee: Humble Oil & Refining Co.
Lease Date: 06/14/41
Recording: Vol. 72, Page 75

Masters Lease No. 102-0105-000
Lessor: Will Wright etal
Lessee: Humble Oil & Refining Co.
Lease Date: 06/18/41
Recording: Vol. 72, Page 76

Masters Lease No. 102-0106-000
Lessor: O K Winfree
Lessee: Humble Oil & Refining Co.
Lease Date: 06/14/41
Recording: Vol. 72, Page 77

Masters Lease No. 102-0107-000
Lessor: L W Massey etal
Lessee: Humble Oil & Refining Co.

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lease Date:	06/25/41
Recording:	Vol. 72, Page 78
Masters Lease No.	102-0108-000
Lessor:	T F Casey etal
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/16/41
Recording:	Vol. 72, Page 80
Masters Lease No.	102-0109-000
Lessor:	R R. Zierlein
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/16/41
Recording:	Vol. 72, Page 81
Masters Lease No.	102-0110-000
Lessor:	J N Nelson etux
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/17/41
Recording:	Vol. 72, Page 82
Masters Lease No.	102-0111-000
Lessor:	S R Williams etal
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/23/41
Recording:	Vol. 72, Page 83
Masters Lease No.	102-0112-000
Lessor:	Vance McLean etal
Lessee:	Humble Oil & Refining Co.
Lease Date:	07/01/41
Recording:	Vol. 72, Page 86
Masters Lease No.	102-0113-000
Lessor:	J N Thornton etal
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/17/41
Recording:	Vol. 72, Page 87
Masters Lease No.	102-0114-000
Lessor:	M W Epperson etux
Lessee:	Humble Oil & Refining Co.
Lease Date:	06/14/41
Recording:	Vol. 72, Page 88

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Masters Lease No. 102-0115-000
Lessor: W W Daniel etux
Lessee: Humble Oil & Refining Co.
Lease Date: 06/13/41
Recording: Vol. 72, Page 91

Masters Lease No. 102-0116-000
Lessor: I R Williams etux
Lessee: Humble Oil & Refining Co.
Lease Date: 06/16/41
Recording: Vol. 72, Page 95

Masters Lease No. 102-0117-000
Lessor: J H Williams etux
Lessee: Humble Oil & Refining Co.
Lease Date: 06/16/41
Recording: Vol. 72, Page 96

Masters Lease No. 102-00118-000
Lessor: J H Williams etux
Lessee: Humble Oil & Refining Co.
Lease Date: 06/27/41
Recording: Vol. 72, Page 97

Masters Lease No. 102-0119-000
Lessor: State of Texas Dept of Highways & Public Transportation
Lessee: Exxon Corporation
Lease Date: 04/18/79
Recording: unrecorded

Masters Lease No. 102-0120-000
Lessor: Kirby Petroleum Co.
Lessee: Humble Oil & Refining Co.
Lease Date: 05/08/47
Recording: Vol. 103, Page 34

Masters Lease No. 102-0121-000
Lessor: John G. Schilling etux
Lessee: Humble Oil & Refining Co.
Lease Date: 09/27/48
Recording: Vol. 110, Page 499

Masters Lease No. 102-0122-000

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lessor:	Eula Syer etvir
Lessee:	Humble Oil & Refining Co.
Lease Date:	02/14/51
Recording:	Vol. 130, Page 429
Masters Lease No.	102-0123-000
Lessor:	William Clark Richardson etal
Lessee:	Humble Oil & Refining Co.
Lease Date:	02/21/51
Recording:	Vol. 130, Page 587
Masters Lease No.	102-0124-000
Lessor:	Southern Canal Co.
Lessee:	Humble Oil & Refining Co.
Lease Date:	03/09/51
Recording:	Vol. 131, Page 333
Masters Lease No.	102-0125-000
Lessor:	W J Moreau
Lessee:	Humble Oil & Refining Co.
Lease Date:	07/08/54
Recording:	Vol. 159, Page 422
Masters Lease No.	102-0126-000
Lessor:	State of Texas M-103728
Lessee:	Masters Resources LLC
Lease Date:	04/06/04
Recording:	File No. 05 779 431
Description:	40 acres, more or less, being the NW/4 of SE/4 of SW/2 of Tract 109, Galveston Bay, in the form of a Square around wellbore bottomhole location identified By API #42-071-30925 and limited to depths from Surface to 10,080' only as shown on applicable Official submerged area map on file in Texas General Land Office.
Masters Lease No.	102-0127-000
Lessor:	State of Texas M-103802
Lessee:	Masters Resources LLC
Lease Date:	04/06/04
Recording:	File No. 05 779 437
Description:	40 acres, more or less, being part of SW/2 of Tract 203, Galveston Bay, in the form of a square around wellbore Bottomhole located identified by API #42-071-31906 and Limited to depths from surface to 13,848' only as shown on

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Applicable official submerged area map on file in Texas General Land Office.

Masters Lease No.	102-0128-000
Lessor:	State of Texas M-104722
Lessee:	Masters Resources LLC
Lease Date:	01/18/05
Recording:	File No. 05 769 34
Description:	40 acres, more or less, being the NE/2 of Tract 248, Galveston Bay, in the form of a square around the Bottomhole location of well no. 193 identified by API #42-071-31435 and limited to depths from surface To 9742' only as shown on applicable official submerged Area map on file in the Texas General Land Office.

Masters Lease No.	102-0129-000
Lessor:	Vintage Petroleum Inc.
Lessee:	Masters Resources LLC
Lease Date:	04/01/00
Recording:	File No. 00 460 645

Masters Lease No.	102-0130-000
Lessor:	State of Texas ME860112
Lessee:	Exxon Corporation
Lease Date:	07/01/96
Recording:	File No. 96 307813

Masters Lease No.	102-0131-000
Lessor:	State of Texas ME20070067
Lessee:	Masters Resources LLC
Lease Date:	03/01/07
Recording:	Vol. 948, Page 462, File No. 24622

Masters Lease No.	
Lessor:	Exxon Corporation
Lease Date:	05/01/91
Recording:	File No. 95 267 584

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Masters Lease No.
Lessor: Kirby Petroleum
Lease Date: 05/27/49
Recording: Vol. 115, Page 600

Masters Lease No.
Lessor: B E Fisher etux
Lease Date: 02/19/51
Recording: Vol. 130, Page 526

Masters Lease No.
Lessor: R C Fisher Sr. etux
Lease Date: 02/08/52
Recording: Vol. 139, Page 210

Masters Lease No.
Lessor: Joshua W Williams etux
Lease Date: 11/12/36
Recording: Vol. 57, Page 36

Masters Lease No.
Lessor: A R Schearer etal
Lease Date: 02/13/51
Recording: Vol. 130, Page 457

Masters Lease No.
Lessor: M H Barrow etal
Lease Date: 02/20/51
Recording: Vol. 130, Page 457

Masters Lease No.
Lessor: R C Lawrence etal
Lease Date: 02/20/84
Recording: Vol. 131, Page 61

Masters Lease No.
Lessor: Texas Highway Dept
Lease Date: 04/23/59
Recording: Rdxing Permit

Masters Lease No.
Lessor: Chambers County TX
Lease Date: 02/28/74
Recording: Rdxing Permit

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lease No. TX-0894-0001
Lessor: State of Texas M-105666
Lease Date: 10/4/2005
Recording Information: Recorded in the Official Public Records of Chambers and Galveston Counties, Texas, in Chambers County under File No. 05 826 621 and in Galveston County under File No. 2006001465, covering approximately 320 acres being the NE/2 of State Tract 199, East Bay.

Lease No. TX-0894-0002
Lessor: State of Texas M-105667
Lease Date: 10/4/2005
Recording Information: Recorded in the Official Public Records of Chambers and Galveston Counties, Texas, in Chambers County under File No. 05 826 615 and in Galveston County under File No. 2006001464, covering approximately 320 acres being the SW/2 of State Tract 199, East Bay.

Lease No. TX-0894-0003
Lessor: State of Texas M-106331
Lease Date: 4/4/2006
Recording Information: Recorded in the Official Public Records of Chambers County, Texas under File No. ____________, covering approximately 160 acres being the È/2 of the NE/2 of State Tract 226, Galveston Bay.

North Point Bolivar, Galveston County, Texas

Masters Lease No. 103-0001-000
Lessor: State of Texas M-62790
Lessee: Occidental Petroleum Corp. etal
Lease Date: 12/03/68
Recording: Vol. 1981, Page 262
Description: 640 acres, more or less, being State Tract 343, Galveston Bay, N Point Bolivar Field, Galveston Co., TX

Masters Lease No. 103-0002-000
Lessor: State of Texas SL20010017
Lessee: Masters Resources LLC
Lease Date: 07/01/06
Recording: File No. 2006050556

Masters Lease No. 103-0003-000
Lessor: State of Texas SL 810690
Lessee: Masters Resources LLC

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lease Date:	02/01/07
Recording:	File No. 2007024351
Masters Lease No.	103-0004-000
Lessor:	State of Texas SL 830006
Lessee:	Masters Resources LLC
Lease Date:	10/03/04
Recording:	File No. 2005013907
Masters Lease No.	103-0005-000
Lessor:	Sun Oil Company
Lessee:	Houston Oil & Minerals
Lease Date:	08/21/73
Recording:	Vol. 350, Page 676
Masters Lease No.	103-0006-000
Lessor:	Sun Oil Company
Lessee:	Houston Oil & Minerals
Lease Date:	08/21/73
Recording:	Vol. 350, Page 665
Masters Lease No.	103-0006-001
Lessor:	Houston Oil & Minerals
Lessee:	Enserch Corporation
Lease Date:	01/01/78
Recording:	Vol. 431, Page 684
Masters Lease No.	103-0007-000
Lessor:	Sun Oil Company
Lessee:	Houston Oil & Minerals
Lease Date:	08/21/73
Recording:	Vol. 350, Page 670
Masters Lease No.	103-0008-000
Lessor:	City of Texas City etal
Lessee:	Vintage Pipeline Inc.
Lease Date:	01/01/98
Recording:	unrecorded
Masters Lease No.	103-0009-001
Lessor:	Boyt Realty Company etal

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lessee:	Houston Oil & Minerals
Lease Date:	10/12/72
Recording:	Vol. 2303, Page 367
Masters Lease No.	103-0010-000
Lessor:	Verdia N. Johnson etal
Lessee:	Houston Oil & Minerals
Lease Date:	11/15/72
Recording:	GAC 013871119
Masters Lease No.	103-0011-001
Lessor:	Boyt Realty Company
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76
Recording:	Vol. 2748, Page 842
Masters Lease No.	103-0011-002
Lessor:	Doyle McDonald
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76
Recording:	Vol. 2820, Page 438
Masters Lease No.	103-0011-003
Lessor:	Donald M Markle
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76
Recording:	Vol. 2820, Page 448
Masters Lease No.	103-0011-004
Lessor:	Warren Honey et ux
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76
Recording:	Vol. 2820, Page 458
Masters Lease No.	103-0011-005
Lessor:	Robert I Cohen III
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76
Recording:	Vol. 2820, Page 370
Masters Lease No.	103-0011-006
Lessor:	Verdia N Johnson etal
Lessee:	Houston Oil & Minerals
Lease Date:	10/01/76

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Recording: Vol. 2820, Page 417

Masters Lease No. 103-0011-007
Lessor: Elizabeth J W Baker etal
Lessee: Houston Oil & Minerals
Lease Date: 10/01/76
Recording: Vol. 2820, Page 379

Masters Lease No. 103-0011-008
Lessor: Mary C Skewes Cox
Lessee: Houston Oil & Minerals
Lease Date: 10/01/76
Recording: Vol. 2820, Page 399

Masters Lease No. 103-0011-009
Lessor: Sam J Williams Jr etux
Lessee: Houston Oil & Minerals
Lease Date: 10/01/76
Recording: Vol. 2820, Page 388

Masters Lease No. 103-0011-010
Lessor: E E Paramore III
Lessee: Houston Oil & Minerals
Lease Date: 10/01/76
Recording: Vol. 2820, Page 408

Masters Lease No. 103-0011-011
Lessor: Theodore B Stubbs etal
Lessee: Houston Oil & Minerals
Lease Date: 10/01/76
Recording: Vol. 2820, Page 428

Masters Lease No. 103-0012-000
Lessor: State of Texas ME 800068
Lessee: Masters Resources LLC
Lease Date: 04/01/00
Recording: File No. 2004060884

Masters Lease No. 103-0013-000
Lessor: State of Texas ME 870079
Lessee: Masters Resources LLC
Lease Date: 04/01/97
Recording: File No. 011892677

Masters Lease No. 103-0014-000

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lessor:	State of Texas ME 880120
Lessee:	Masters Resources LLC
Lease Date:	10/01/98
Recording:	File No. 013230708

Masters Lease No.	103-0015-000
Lessor:	State of Texas ME 880121
Lessee:	Masters Resources LLC
Lease Date:	10/01/98
Recording:	File No. 012990535

Masters Lease No.	103-0016-000
Lessor:	State of Texas ME 880122
Lessee:	Masters Resources LLC
Lease Date:	10/01/98
Recording:	File No. 012990538

Masters Lease No.	103-0017-000
Lessor:	State of Texas ME 800066
Lessee:	Masters Resources LLC
Lease Date:	04/01/00
Recording:	File No. 2004060882

Masters Lease No.	103-0018-000
Lessor:	State of Texas ME 800067
Lessee:	Masters Resources LLC
Lease Date:	04/01/00
Recording:	File No. 2004060883

Masters Lease No.	103-0019-000
Lessor:	State of Texas ME 880140
Lessee:	Masters Resources LLC
Lease Date:	11/01/98
Recording:	File No. 013230713

Masters Lease No.	103-0020-000
Lessor:	State of Texas ME 890021
Lessee:	Masters Resources LLC
Lease Date:	03/01/99
Recording:	File No. 013931443

Masters Lease No.	103-0021-000
Lessor:	State of Texas ME 890220
Lessee:	Masters Resources LLC

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lease Date:	10/01/99
Recording:	File No. 2004060881

Masters Lease No.	103-0022-000
Lessor:	State of Texas M-104262
Lessee:	Masters Resources LLC
Lease Date:	10/19/04
Recording:	GAC 2004082554
Description:	210 acres, more or less, being all of Tract 135A, Galveston Bay, as shown on applicable official submerged area map on file in Texas General Land Office.

Masters Lease No.	103-0023-000
Lessor:	State of Texas M-104264
Lessee:	Masters Resources LLC
Lease Date:	10/19/04
Recording:	File No. 2004082555
Description:	550 acres, more or less, being all of Tract 342, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	103-0024-000
Lessor:	State of Texas M-104644
Lessee:	Erskine Energy Partners LP
Lease Date:	01/18/05
Recording:	File No. 2005024321
Description:	350 acres, more or less, being the North 350 acres of Tract 134-A, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	103-0025-000
Lessor:	State of Texas M-104653
Lessee:	Erskine Energy Partners LP
Lease Date:	01/18/05
Recording:	File No. 2005024320
Description:	320 acres, more or less, being the SW/2 of Tract 339, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Masters Lease No.	103-0026-000
Lessor:	State of Texas M-104654
Lessee:	Erskine Energy Partners LP
Lease Date:	01/18/05
Recording:	File No. 2005024319
Description:	320 acres, more or less, being the SW/2 of Tract 340, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	103-0027-000
Lessor:	State of Texas M-104655
Lessee:	Erskine Energy Partners LP
Lease Date:	01/18/05
Recording:	File No. 2005024318
Description	400 acres, more or less, being all of Tract 341, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Dorado Prospect, Chambers Co., TX

Masters Lease No.	110-0001-000
Lessor:	State of Texas M-105424
Lessee:	Davis Petroleum Corp.
Lease Date:	07/19/05
Recording:	File No. 05 812 564
Description	320 acres, more or less, being the SW/2 of Tract 204, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	110-0002-000
Lessor:	State of Texas M-105367
Lessee:	Davis Petroleum Corp.
Lease Date:	07/19/05
Recording:	File No. 05 812 570
Description	320 acres, more or less, being the SW/2 of Tract 203, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	110-0003-000

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lessor:	State of Texas M-105366
Lessee:	Davis Petroleum Corp.
Lease Date:	07/19/05
Recording:	File No. 05 812 576
Description	320 acres, more or less, being the SW/2 of Tract 202, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	110-0004-000
Lessor:	State of Texas M-103023
Lessee:	Roger A. Soape Inc.
Lease Date:	04/15/03
Recording:	File No. 03 621 266
Description	320 acres, more or less, being the NE/2 of Tract 132, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	110-0005-000
Lessor:	State of Texas M-103024
Lessee:	Roger A. Soape Inc.
Lease Date:	04/15/03
Recording:	File No. 03 621 260
Description	320 acres, more or less, being the SW/2 of Tract 132, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	110-0006-000
Lessor:	State of Texas M-104641
Lessee:	Davis Petroleum Corp.
Lease Date:	01/18/05
Recording:	File No. 05 777 3
Description	320 acres, more or less, being the SW/2 of Tract 113, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	110-0007-000
Lessor:	State of Texas M-104823
Lessee:	Davis Petroleum Corp.
Lease Date:	04/05/05
Recording:	File No. 05 794 279
Description	320 acres, more or less, being the SW/2 of Tract 133, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	110-0008-000

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Lessor:	State of Texas M-104824
Lessee:	Davis Petroleum Corp.
Lease Date:	04/05/05
Recording:	File No. 05 794 273
Description	320 acres, more or less, being the NE/2 of Tract 203, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

CEDAR POINT, Chambers Co., TX

Lessor:	USX Corporation
Lessee:	Vintage Petroleum Inc.
Dated:	11/17/00
Recorded:	File No. 00 480 113
	(Pipeline Easement – USX Hematite Unit #1 Well #2)

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

FEE PROPERTIES

Masters Lease No.	FEE -102-0001
Lessor:	Vintage Petroleum
Lessee:	Humble Oil & Refining Co.
Lease Date:	12/01/02
Recording:	

Masters Lease No.	FEE -102-0002
Lessor:	Vintage Petroleum
Lessee:	Humble Oil & Refining Co.
Lease Date:	04/01/00
Recording:

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

Dolphin Prospect, Chambers & Galveston Co., TX

Masters Lease No.	114-0001-000
Lessor:	State of Texas M-105666
Lessee:	Roger A. Soape Inc.
Lease Date:	10/4/05
Recording:	File No. 2006001465, Galveston Co., TX File No. 05 826 621, Chambers Co., TX
Description	320 acres, more or less, being the NE/2 of Tract 199, East Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	114-0002-000
Lessor:	State of Texas M-105667
Lessee:	Roger A. Soape Inc.
Lease Date:	10/4/05
Recording:	File No. 2006001464, Galveston Co., TX File No. 05 826 615, Chambers Co., TX
Description	320 acres, more or less, being the SW/2 of Tract 199, East Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	114-0003-000
Lessor:	State of Texas M-106331
Lessee:	Roger A. Soape Inc.
Lease Date:	04/04/06
Recording:	Book 869, Pg 103, File No. 15196, Chambers Co., TX
Description	160 acres, more or less, being all of the NE/2 of Tract 226, Galveston Bay, save and except 160 acres in the Red Fish Reef Frio 15 GU, said unit being more particularly described in Mineral File M-19987 as shown on applicable official submerged area map on file in the Texas General Land Office.

Masters Lease No.	114-0004-000
Lessor:	State of Texas M-106809
Lessee:	Davis Petroleum Corp.
Lease Date:	07/26/06
Recording:	File No. 200606614, Galveston Co., TX Book 902, Pg 330, File No. 19150, Chambers Co., TX
Description	320 acres, more or less, being the NE/2 of Tract 227, East Bay, as shown on applicable official submerged area map on file in the Texas General Land Office.

Exhibit "A"

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

EXHIBIT B

(Attached to and made part of Assignment of Overriding Royalty dated as of 7:00 a.m. Central Daylight Savings Time on October 1, 2006, from Masters Resources, L.L.C. and Masters Oil & Gas, L.L.C., to Masters Pipeline, L.L.C.)

PROVED UNDEVELOPED RESERVES AND PROVED NON-PRODUCING RESERVES

FIELD	LEASE/WELL	RESERVE CATEGORY
FISHERS REEF	STATE TRACT 01-4A #12 (BP01)	PROVED BEHIND PIPE
FISHERS REEF	STATE TRACT 01-4B #68H (BP01)	PROVED BEHIND PIPE
FISHERS REEF	STATE TRACT 09-12B #112 (BP01)	PROVED BEHIND PIPE
FISHERS REEF	STATE TRACT 01-4A #89F (BP02)	PROVED BEHIND PIPE
FISHERS REEF	STATE TRACT 05-8A #01 (BP01)	PROVED BEHIND PIPE
FISHERS REEF	STATE TRACT 05-8A #01 (BP02)	PROVED BEHIND PIPE
FISHERS REEF	STATE TRACT 06-7A #01 (BP-01)	PROVED BEHIND PIPE
FISHERS REEF	STATE TRACT 05-8A #02 (BP01)	PROVED BEHIND PIPE
FISHERS REEF	STATE TRACT 05-8A #02 (BP02)	PROVED BEHIND PIPE
POINT BOLIVAR NORTH	STATE TRACT 343 #014 (BP01)	PROVED BEHIND PIPE
POINT BOLIVAR NORTH	STATE TRACT 343 #014 (BP02)	PROVED BEHIND PIPE
POINT BOLIVAR NORTH	STATE TRACT 343 #014 (BP03)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 200 186 (BP01)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 200 200	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 247 001	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 247 021 (BP02)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 247 021 (BP01)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 225 207 (BP01)	PROVED BEHIND PIPE

FIELD	LEASE/WELL	RESERVE CATEGORY
RED FISH REEF	STATE TRACT 246 174D (BP01)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 246 181 (BP01)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 246 181 (BP02)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 247 023 (BP01)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 224 106 (BP01)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 224 106 (BP02)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 247 175-L (BP01)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 247 175-L (BP02)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 246 174D (BP02)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 247 212 (BP01)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 247 192 (BP01)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 247 212 (BP02)	PROVED BEHIND PIPE
RED FISH REEF	STATE TRACT 225 146	PROVED BEHIND PIPE
TRINITY BAY	TRINITY BAY ST UNIT #1 053 (BP1)	PROVED BEHIND PIPE
TRINITY BAY	TRINITY BAY ST UNIT #1 135 (BP01)	PROVED BEHIND PIPE
FISHERS REEF	STATE TRACT 01-4A ACW #01L	PROVED UNDEVELOPED
FISHERS REEF	STATE TRACT 01-4A ACW #01U	PROVED UNDEVELOPED
FISHERS REEF	STATE TRACT 02-3A ACW #04U	PROVED UNDEVELOPED
FISHERS REEF	STATE TRACT 46 ACW #05U	PROVED UNDEVELOPED
FISHERS REEF	STATE TRACT 46 ACW #08L	PROVED UNDEVELOPED
FISHERS REEF	STATE TRACT 46 ACW #08U	PROVED UNDEVELOPED
FISHERS REEF	STATE TRACT 46 ACW #09L	PROVED UNDEVELOPED

2

FIELD	LEASE/WELL	RESERVE CATEGORY
FISHERS REEF	STATE TRACT 01-4B ACW #02	PROVED UNDEVELOPED
FISHERS REEF	STATE TRACT 02-3A ACW #04L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 200 ACW #12L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 200 ACW #12U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 200 ACW #13L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 200 ACW #01L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 200 ACW #13U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 200 ACW #01U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 200 ACW #03L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 200 ACW #03U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #15L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #15U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #19L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #19U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #23U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #21L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #21U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #22L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #22U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #23L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 225 ACW #05L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 225 ACW #05U	PROVED UNDEVELOPED

3

FIELD	LEASE/WELL	RESERVE CATEGORY
RED FISH REEF	STATE TRACT 225 ACW #07L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 225 ACW #07U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 225 ACW #24L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 225 ACW #26L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 225 ACW #26U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 247 ACW #30U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 246 ACW #27L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 246 ACW #27U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 247 ACW #10L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 247 ACW #10U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 247 ACW #33L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 247 ACW #28L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 247 ACW #28U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 247 ACW #29L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 247 ACW #29U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 247 ACW #30L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #16U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #17L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #18L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 224 ACW #18U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 246 ACW #35L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 246 ACW #35U (BP-02)	PROVED UNDEVELOPED

4

FIELD	LEASE/WELL	RESERVE CATEGORY
RED FISH REEF	STATE TRACT 200 ACW #34L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 200 ACW #34U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 247 ACW #33U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 247 119 OFFSET	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 246 ACW #36U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 246 ACW #36L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 246 ACW #35L (BP-01)	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 246 ACW #35U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 246 ACW #40L	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 246 ACW #40U	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 246 ACW #40L (BP-01)	PROVED UNDEVELOPED
RED FISH REEF	STATE TRACT 204 002 LOC	PROVED UNDEVELOPED
TRINITY BAY	TRINITY BAY ST UNIT #1 025A	PROVED UNDEVELOPED

5

EXHIBIT C

(Attached to and made part of Assignment of Overriding Royalty dated as of 7:00 a.m. Central Daylight Savings Time on October 1, 2006, from Masters Resources, L.L.C. and Masters Oil & Gas, L.L.C., to Masters Pipeline, L.L.C.)

PROVED DEVELOPED PRODUCING RESERVES

FIELD	LEASE/WELL	RESERVE CATEGORY
FISHERS REEF	ST 2-3A #1	PROVED
FISHERS REEF	ST 5-8A #2	PROVED
FISHERS REEF	ST 6-7A#1	PROVED
FISHERS REEF	ST 5-8A #1	PROVED
FISHERS REEF	ST 46 #10	PROVED
FISHERS REEF	ST 9-12B #1	PROVED
FISHERS REEF	ST 46 #51	PROVED
FISHERS REEF	ST 46 # 115	PROVED
POINT BOLIVAR NORTH	ST 343 #9	PROVED
POINT BOLIVAR NORTH	ST 343 #14	PROVED
RED FISH REEF	ST 132 #1	PROVED
RED FISH REEF	ST 200#195	PROVED
RED FISH REEF	ST 224 #141-U	PROVED
RED FISH REEF	ST 224 #176	PROVED
RED FISH REEF	ST 224 #179	PROVED
RED FISH REEF	ST 224 #185	PROVED
RED FISH REEF	ST 225 #50	PROVED
RED FISH REEF	ST 225 #132	PROVED
RED FISH REEF	ST 225 #139	PROVED
RED FISH REEF	ST 225 #184	PROVED
RED FISH REEF	ST 246 #1	PROVED
RED FISH REEF	ST 246 #120	PROVED
RED FISH REEF	ST 246 #182	PROVED
RED FISH REEF	ST 246 #183	PROVED
RED FISH REEF	ST 247 #23	PROVED
RED FISH REEF	ST 247 #106	PROVED
RED FISH REEF	ST 247 #175-L	PROVED
RED FISH REEF	ST 247 #188	PROVED
RED FISH REEF	ST 247 #198	PROVED
TRINITY BAY	ST UNIT 1#1	PROVED
TRINITY BAY	ST UNIT 1#12	PROVED
TRINITY BAY	ST UNIT 1#13	PROVED
TRINITY BAY	ST UNIT 1#28	PROVED
TRINITY BAY	ST UNIT 1#29	PROVED

FIELD	LEASE/WELL	RESERVE CATEGORY
TRINITY BAY	ST UNIT 1#32	PROVED
TRINITY BAY	ST UNIT 1#35	PROVED
TRINITY BAY	ST UNIT 1#37	PROVED
TRINITY BAY	ST UNIT 1#38	PROVED
TRINITY BAY	ST UNIT 1#51	PROVED
TRINITY BAY	ST UNIT 1#63D	PROVED
TRINITY BAY	ST UNIT 1#64	PROVED
TRINITY BAY	ST UNIT 1#68	PROVED
TRINITY BAY	ST UNIT 1#75F	PROVED
TRINITY BAY	ST UNIT 1#122	PROVED
TRINITY BAY	ST UNIT 1#124	PROVED
TRINITY BAY	ST UNIT 1#130	PROVED
TRINITY BAY	ST UNIT 1#133	PROVED
TRINITY BAY	ST UNIT 1 #135	PROVED

2